                             LEASE

                  (SINGLE-TENANT MODIFIED NET)



                        by and between



            CALLAHAN-PENTZ PROPERTIES, McCARTHY FOUR

                          ("Landlord")


                              and


                   C-CUBE MICROSYSTEMS, INC.

                           ("Tenant")

















          For the approximately 48,384 SF Premises at
            575 Cottonwood Drive, Milpitas, CA 95035

                         LEASE SUMMARY


Lease Date:              July 8, 1996

Landlord:                Callahan-Pentz Properties, McCarthy Four

Address of Landlord:     c/o CPS Realty Group
                         1740 Technology Drive, Suite 290
                         San Jose, CA 95110

Tenant:                  C-Cube Microsystems, Inc.

Address of Tenant:       580 Cottonwood Drive
                         Milpitas, CA 95035

Contact:                 Mark Katigbak

Telephone:               (408)944-6300

Building Address:        575 Cottonwood Drive,
                         Milpitas, CA 95035

Building Square Footage: approximately 48,384 square feet

Anticipated Commencement Date:  February 1, 1997

Term:                    Seven (7) years

Monthly Rent:

          Months of Term                   Monthly Rent

           1 through 24                   $47,416.00/month
          25 through 48                   $49,352.00/month
          49 through 72                   $50,320.00/month
          73 through 84                   $51,287.00/month


Estimated Operating Expenses: $3,870.00/month

Security Deposit:             $50,000.00

                       TABLE OF CONTENTS


Article                                                      Page

  1.   Parties

  2.   Premises

  3.   Definitions

  4.   Lease Term

  5.   Rent

  6.   Late Payment Charges

  7.   Security Deposit

  8.   Holding Over

  9.   Condition of Premises

  10.  Use of the Premises

  11.  Quiet Enjoyment

  12.  Alterations

  13.  Surrender of the Premises

  14.  Real Property Taxes

  15.  Utilities and Services

  16.  Repair and Maintenance

  17.  Liens

  18.  Landlord's Right to Enter the Premises

  19.  Signs

  20.  Insurance

  21.  Waiver of Subrogation

  22.  Damage or Destruction

  23.  Condemnation

  24.  Assignment and Subletting

  25.  Default

  26.  Subordination

  27.  Notices

  28.  Attorneys' Fees

  29.  Estoppel Certificates

  30.  Transfer of the Premises by Landlord

  31.  Landlord's Right to Perform Tenant's Covenants

  32.  Tenant's Remedy

  33.  Mortgagee Protection

  34.  Brokers

  35.  Acceptance

  36.  Modifications for Lender

  37.  Parking

  38.  Option to Extend.

  40.  General

                      TABLE OF EXHIBITS


EXHIBIT A                The Premises

EXHIBIT B                CC&R's

EXHIBIT C                Work Letter Agreement

EXHIBIT D                Commencement Date Memorandum

EXHIBIT E                Subordination of Mortgage

                             LEASE

                    (SINGLE-TENANT BUILDING)


     1.   Parties.

          THIS LEASE (the "Lease"), dated July 8, 1996, is entered into by and between Callahan-Pentz Properties, McCarthy Four, a California general partnership ("Landlord"), whose address is c/o CPS Realty Group, 1740 Technology Drive, Suite 280, San Jose, CA 95110 and C-Cube Microsystems, Inc. a California corporation ("Tenant"), whose address is 580 Cottonwood Drive, Milpitas, CA 95035.

     2.   Premises.

          Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the building located at 575 Cottonwood Drive, Milpitas, California, consisting of approximately forty-eight thousand three hundred eighty-four (48,384) square feet (the "Building"), located on that certain real property consisting of approximately 3.258 acres as more particularly described in EXHIBIT A, together with a right to use the Outside Area as defined in Paragraph 3.E. (collectively, the "Premises"). Landlord shall at all times have exclusive control of the Outside Area and may at any time temporarily close any part thereof, exclude and restrain anyone from any part thereof, except the bona fide customers, employees and invitees of Tenant, and may change the configuration or location of the Outside Area. In exercising any such rights, Landlord shall make a reasonable effort to minimize any disruption of Tenant's business and shall not unreasonably interfere with Tenant's parking rights.

     3.   Definitions.

          The following terms shall have the following meanings in this
Lease:

          A. Alterations. Any alterations, additions or improvements made in, on or about the Building or the Premises after the Commencement Date, including, but not limited to, lighting, heating, ventilating, air conditioning, electrical, partitioning, drapery and carpentry installations.

          B. CC&R's. Those certain covenants, conditions and restrictions recorded at Book E545, Page 189 of the Official Records of the County, State of California, on June 5, 1979, as amended, attached hereto as EXHIBIT B.

          C. Commencement Date. The Commencement Date of this Lease shall be the first day of the Term determined in accordance with Paragraph 4.A.

          D. Outside Area. All areas and facilities within the Premises, exclusive of the Building, such as parking areas, sidewalks, landscaped areas, service areas, trash disposal facilities, and similar areas and facilities.
          E.   HVAC.  Heating, ventilating and air conditioning.

          F. Interest Rate. Ten percent (10%) per annum, however, in no event to exceed the maximum rate of interest permitted by law.

          G. Landlord's Agents. Landlord's authorized agents, partners, subsidiaries, directors, officers, and employees.

          H. Monthly Rent. The rent payable pursuant to Paragraph 5.A., as adjusted from time to time pursuant to the terms of this Lease.

          I. Real Property Taxes. Any form of assessment, license, fee, rent tax, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is:
(i) determined by the area of the Premises or any part thereof or the rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such rent or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the Premises or any part thereof; (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises; (iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises whether or not now customary or within the contemplation of the parties; or
(v) surcharged against the parking area.

          J.   Rent.  Monthly Rent plus the Additional Rent defined in
Paragraph 5.B.

          K. Security Deposit. That amount paid by Tenant pursuant to Paragraph 7.

          L. Sublet. Any transfer, sublet, assignment, license or concession agreement, change of ownership, mortgage, or hypothecation of this Lease or the Tenant's interest in the Lease or in and to all or a portion of the Premises.

          M. Subrent. Any consideration of any kind received, or to be received, by Tenant from a subtenant if such sums are related to Tenant's interest in this Lease or in the Premises, including, but not limited to, bonus money and payments (in excess of fair market value) for Tenant's trade fixtures, equipment and other tangible personal property.

          N. Subtenant. The person or entity with whom a Sublet agreement is proposed to be or is made.

          O. Tenant Improvements. Those certain improvements to the Premises to be constructed by Tenant pursuant to EXHIBIT C.

          P. Tenant Improvements Allowance. The cost allowance provided by Landlord for the construction of the Tenant Improvements as further described in EXHIBIT C.

          Q. Tenant's Personal Property. Tenant's trade fixtures, furniture, equipment and other personal property in the Premises.

          R. Term. The term of this Lease set forth in Paragraph 4.A., as it may be extended hereunder pursuant to any options to extend granted herein.

     4.   Lease Term.

          A. Term. The Term shall be a period of seven (7) years, commencing upon the date (the "Commencement Date") which is the earlier of
(i) thirty (30) days from the date that Landlord tenders possession of the Premises to Tenant, and (ii) the date that Tenant commences occupancy of the Premises for the purpose of conducting business. Landlord and Tenant anticipate that Landlord will tender possession of the Premises to Tenant on or about January 1, 1997. Tenant agrees, however, that if Landlord, for any reason whatsoever, is unable to deliver possession of the Premises by January 1, 1997, Landlord shall not be liable to Tenant for any loss or damage therefrom, nor shall this Lease be void or voidable. If Landlord regains possession of the Premises prior to January 1, 1997, Landlord shall notify Tenant in writing at least seven (7) days prior to the date that Landlord tenders possession of the Premises to Tenant. When the actual Commencement Date is determined, the parties shall execute a Commencement Date Memorandum setting forth such date in the form shown in EXHIBIT D.

          B. Early Entry. Tenant shall be permitted to enter the Premises prior to the Commencement Date and upon tender of possession by Landlord for the purpose of installing the Tenant Improvements and Tenant's Personal Property. Such early entry shall be subject to all the terms and provisions hereof, except for the payment of Monthly Rent, Operating Expenses and Real Property Taxes which shall commence on the Commencement Date. Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord shall deem appropriate.

     5.   Rent.

          A. Monthly Rent. Tenant shall pay to Landlord, in lawful money of the United States, for each calendar month of the Term, net Monthly Rent in accordance with the following schedule, in advance, on the first day of each calendar month, without abatement, deduction, claim, offset, prior notice or demand.

          Months of Term           Monthly Rent

           1 through 24                   $47,416.00/month
          25 through 48                   $49,352.00/month
          49 through 72                   $50,320.00/month
          73 through 84                   $51,287.00/month

Additionally, Tenant shall pay, as and with the net Monthly Rent, the estimated monthly Operating Expenses, as set forth in Paragraph 16.C., subject to adjustment as provided therein. Tenant shall deposit with Landlord upon execution of this Lease the following amounts to be applied toward the Rent due for the first month of the Term:

          Monthly Rent (net)                 $47,416.00/month

          Estimated Operating Expenses       $ 3,870.00/month

          TOTAL                              $51,286.00/month

          B. Additional Rent. All monies required to be paid by Tenant under this Lease other than Monthly Rent, including, without limitation, Real Property Taxes pursuant to Paragraph 14, and Operating Expenses pursuant to Paragraph 16.C., shall be deemed Additional Rent.

          C. Prorations. If the Commencement Date is not the first (1st) day of a month, or if the termination date of this Lease is not the last day of a month, a prorated installment of Monthly Rent based on a thirty
(30) day month shall be paid for the fractional month during which the Lease commences or terminates.

     6.   Late Payment Charges.

          Tenant acknowledges that late payment by Tenant to Landlord of Rent and other charges provided for under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult or impracticable to fix. Therefore, if any installment of Rent or any other charge due from Tenant is not received by Landlord when due, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the amount overdue as a late charge for the Rent or other charges that remain unpaid. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant.

Initials:

  /s/ George B. Pentz                /s/ Mark Allen
------------------------           -------------------------
Landlord                           Tenant

     7.   Security Deposit.

          Tenant shall deposit with Landlord upon execution the sum of Fifty Thousand and no/100ths Dollars ($50,000.00) as the Security Deposit for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, Landlord may apply all or any part of the Security Deposit for the payment of any rent or other sum in default, the repair of such damage to the Premises or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. If any portion of the Security Deposit is so applied, Tenant shall, within ten
(10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant is not otherwise in default, the Security Deposit or any balance thereof shall be returned to Tenant within thirty
(30) days of termination of the Lease.

     8.   Holding Over.

          If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with the express or implied consent of Landlord, such tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. If Tenant remains in possession either with or without Landlord's consent, Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Monthly Rent payable during the last month of the Term, and any other sums due under this Lease shall be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy shall be subject to every other term, condition, and covenant contained herein. If Tenant fails to surrender the Premises upon the expiration of the Term despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation any claim made by a succeeding tenant, resulting from Tenant's failure to surrender.

     9.   Condition of Premises.

          Landlord represents to Tenant that the Building, including any tenant improvements constructed by Landlord, were constructed in compliance with all applicable laws and regulations and were constructed in a good and workmanlike manner with good materials. Landlord further represents that, as of the date that Landlord tenders possession of the Premises to Tenant, all equipment and Building systems serving the Premises will be in good working order. Subject to the foregoing representations, by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises and all improvements therein in their current condition, "as is," subject to all applicable laws, codes and ordinances. Tenant acknowledges that neither Landlord nor Landlord's Agents have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or Landlord's Agents agreed to undertake any Alterations or construct any tenant improvements to the Premises. Tenant shall inform Landlord in writing which of those improvements that were made to or installed in the Premises by Heraeus LaserSonics that Tenant desires to be removed from the Premises. Landlord shall instruct Heraeus LaserSonics to remove those improvements from the Premises and shall use diligent efforts to require Heraeus LaserSonics to remove those improvements from the Premises prior to the expiration or sooner termination of its lease with Landlord

     10.  Use of the Premises.

          A. Tenant's Use. Tenant shall use the Premises solely for research & development, sales, marketing, administration, shipping and receiving and other legal uses that are incidental thereto, and shall not use the Premises for any other purpose without the prior written consent of Landlord. Tenant acknowledges that the Premises is subject and this Lease is subordinate to the CC&R's. Tenant acknowledges that it has read the CC&R's and knows the contents thereof. Throughout the Term, Tenant shall comply with the CC&R's and any modification or amendments thereof, and shall pay any periodic or special dues, assessments, and owners' association fees against the Premises. Tenant shall indemnify and hold Landlord and Landlord's Agents harmless from and against any liability, loss, expense, damage, attorneys' fees and costs arising out of or in connection with Tenant's failure to comply with the CC&R's.

          B.   Compliance.

               (i) Tenant shall not use the Premises or suffer or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law, rule, regulation or requirement of public authorities now in force or which may hereafter be in force, relating to Tenant's use or occupancy of the Premises. Tenant shall not commit any public or private nuisance or any other act or thing which would disturb the quiet enjoyment of any occupant of nearby property. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum designed load determined by Landlord or which endanger the structure; nor place any harmful liquids in the drainage systems; nor dump or store waste materials or refuse or allow such to remain outside the Building proper, except in the enclosed trash areas provided. Tenant shall not store or permit to be stored or otherwise placed any other material of any nature whatsoever outside the Building.

               (ii) In particular, Tenant, at its sole cost, shall comply with all laws relating to Tenant's storage, use and disposal of hazardous, toxic or radioactive matter, including those materials identified in Sections 66680 through 66685 of Title 22 of the California Code of Regulations, Division 4, Chapter 30 as they may be amended from time to time (collectively "Hazardous Materials"). If Tenant does store, use or dispose of any Hazardous Materials, Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises. Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord and Landlord's Agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any storage, use or disposal of Hazardous Materials in, on, under or about the Premises by Tenant, its agents, employees, contractors, invitees or subtenants, including, without limitation, costs arising out of or in connection with any removal, clean-up and restoration work required by applicable Environmental Laws. If any governmental agency or the beneficiary of any deed of trust covering the Premises requires any testing of the Premises, including the soil or groundwater of the Premises, to ascertain whether there has been any release of Hazardous Materials in, on or about the Premises, Landlord shall have the right to install monitoring wells on or about the Outside Area and to perform such other tests and investigations of the Premises for such purpose. Tenant shall reimburse Landlord as Additional Rent for the reasonable cost of such tests and investigations and of the installation, maintenance, repair and replacement of such monitoring wells or other measuring devices if the results of such tests and investigations disclose the existence of facts which give rise to the liability of Tenant pursuant to the indemnity provisions of this Paragraph 10.B(ii). Tenant's obligations hereunder shall survive the termination of this Lease.

          (iii) As of the date of this Lease, Landlord represents that, to Landlord's actual, current knowledge: (a) no Hazardous Materials are present on the Premises or in the soil, surface water or groundwater thereof in excess of naturally-occurring background levels; (b) no asbestos-containing materials are present in the Building; and (c) Landlord has received no notice of any action, proceeding or claim against Landlord or the Premises pursuant to any Environmental Laws.

          (iv) Notwithstanding anything to the contrary in this Lease, Landlord shall be responsible for performing, at Landlord's expense, any investigation, removal, clean-up, remediation, and/or monitoring required or mandated by any governmental agencies, authorities or regulatory bodies in connection with any Hazardous Materials in, on or under the Premises, except to the extent any such Hazardous Materials were used, stored, released or disposed of by Tenant, its agents, employees, contractors, invitees or subtenants.

          (v) The obligations and liabilities of the parties under this Lease concerning the presence of Hazardous Materials shall be governed by the provisions of this Paragraph 10.B.

          (vi) The term "Environmental Laws" shall mean all local, state or federal laws, statutes, ordinances, rules and/or regulations now or hereafter enacted by any governmental authority which relate to Hazardous Materials or the use, handling, transportation, production, disposal, discharge, release, emission, sale, or storage of, or the exposure of any person to, any Hazardous Materials.

     11.  Quiet Enjoyment.

          Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

     12.  Alterations.

          After the Commencement Date, Tenant shall not make or permit any Alterations in, on or about the Premises, except for nonstructural Alterations not exceeding Ten Thousand Dollars ($10,000.00) in cost, without the prior written consent of Landlord, and according to plans and specifications approved in writing by Landlord, which consent shall not be unreasonably withheld. Notwithstanding the foregoing Tenant shall not, without the prior written consent of Landlord, make any:

          (i)    Alterations to the exterior of the Building;

          (ii)   Alterations to and penetrations of the roof of the Building;
and

          (iii) Alterations visible from outside the Building, including any Alterations to the Outside Area, to which Landlord may withhold Landlord's consent on wholly aesthetic grounds.

All Alterations shall be installed at Tenant's sole expense, in compliance with all applicable laws and the CC&R's, by a licensed contractor, shall be done in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date, and shall not diminish the value of the Premises. All Alterations made by Tenant shall remain the property of Tenant during the Term of this Lease and Tenant shall have the right to remove any of such Alterations at any time during the Term provided that Tenant repairs any damage to the Premises caused by such removal. Upon Tenant's request, Landlord shall advise Tenant in writing whether Landlord reserves the right to require Tenant to remove any Alterations from the Premises upon the expiration or sooner termination of the Lease. If Landlord elects to require such removal, then Tenant, at Tenant's expense, shall remove any of such Alterations installed by Tenant and, at Landlord's election, any Alterations installed by Tenant without Landlord's consent where such consent was required, and shall return the Premises to their condition as of the Commencement Date , normal wear and tear excepted and subject to the provisions of Paragraph 22. All Alterations which are not removed by Tenant as provided herein shall become the property of Landlord upon the expiration or sooner termination of this Lease. Notwithstanding any other provision of this Lease, Tenant shall be solely responsible for the maintenance and repair of any and all Alterations made by it to the Premises. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises at least twenty (20) days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility or other notice deemed proper before the commencement of any such work.

     13.  Surrender of the Premises.

          Upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in its condition existing as of the Commencement Date, normal wear and tear and fire or other casualty excepted, with all interior walls repaired and repainted if marked or damaged, all carpets shampooed and cleaned, all broken, marred or nonconforming acoustical ceiling tiles replaced, all windows washed if necessary, the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulb or ballasts, the HVAC equipment serviced and repaired by a reputable and licensed service firm, and all floors cleaned and waxed, all to the reasonable satisfaction of Landlord. Tenant shall remove from the Premises all of Tenant's Alterations required to be removed pursuant to Paragraph 12, and all Tenant's Personal Property, and repair any damage and perform any restoration work caused by such removal. If Tenant fails to remove such Alterations and Tenant's Personal Property, and such failure continues after the termination of this Lease, Landlord may retain such property and all rights of Tenant with respect to it shall cease, or Landlord may place all or any portion of such property in public storage for Tenant's account. Tenant shall be liable to Landlord for costs of removal of any such Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with interest at the Interest Rate from the date of expenditure by Landlord. If the Premises are not so surrendered at the termination of this Lease, Tenant shall indemnify Landlord and Landlord's Agents against all loss or liability, including attorneys' fees and costs, resulting from delay by Tenant in so surrendering the Premises.

          Normal wear and tear, for the purposes of this Lease, shall be construed to mean wear and tear caused to the Premises by a natural aging process which occurs in spite of prudent application of commercially reasonable standards for maintenance, repair and janitorial practices. It is not intended, nor shall it be construed, to include items of neglected or deferred maintenance which would have or should have been attended to during the Term of the Lease if commercially reasonable standards had been applied to properly maintain and keep the Premises at all times in good condition and repair.

     14.  Real Property Taxes.

          A. Payment by Tenant. On or before April 1 and December 1 of each calendar year during the Term, Tenant shall pay to Landlord, as Additional Rent, the Real Property Taxes levied or assessed against the Premises as set forth on the county assessor's tax statement for the Premises. Landlord shall give Tenant at least thirty (30) days' prior written notice of the amount so due. Upon Landlord's receipt of the Real Property Tax payment from Tenant, Landlord shall pay the taxes to the county. If Tenant fails to pay any installment of Real Property Taxes on or before the later of (i) thirty (30) days after receipt of the tax statement from Landlord, or (ii) April 1 and December 1, respectively, Tenant shall pay to Landlord any penalty incurred by such late payment. Tenant shall pay any Real Property Tax not included within the county tax assessor's tax statement within ten (10) days after being billed for same by Landlord. The foregoing dates are based on the dates established by the county as the dates on which Real Property Taxes become delinquent if not paid. If such delinquency dates change, the dates on which Tenant must pay such taxes shall be at least ten (10) days prior to the delinquency dates. Notwithstanding the foregoing, at any time, upon prior written notice to Tenant, Landlord shall have the right to require that Tenant pay one-twelfth (1/12th) of the Real Property Taxes payments to Landlord directly, on the first (1st) day of each calendar month. Assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which may formerly have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges are to be included within the definition of Real Property Taxes for purposes of this Lease.

          B. Taxes on Tenant Improvements and Personal Property. Tenant shall pay any increase in Real Property Taxes resulting from any and all Alterations and Tenant Improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. Tenant shall pay prior to delinquency all taxes assessed or levied against Tenant's Personal Property in, on or about the Premises or elsewhere. When possible, Tenant shall cause its Personal Property to be assessed and billed separately from the real or personal property of Landlord.

          C. Proration. Tenant's liability to pay Real Property Taxes shall be prorated on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included at the commencement or expiration of the Term. With respect to any assessments which may be levied against or upon the Premises, or which under the laws then in force may be evidenced by improvements or other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual Real Property Taxes levied against the Premises. If assessments are levied against the Premises and Landlord has the option to pay such assessments in installments, then Tenant's obligation to pay for such assessments during any year of the Term shall not exceed that amount of principal and interest that would have become payable during any such year if Landlord had elected to pay such assessments in installments, even if Landlord elects to pay such assessments in full.

     15.  Utilities and Services.

          Tenant shall be responsible for and shall pay promptly all charges for water, gas, electricity, telephone, refuse pickup, janitorial service and all other utilities, materials and services furnished directly to or used by Tenant in, on or about the Premises, together with any taxes thereon. Landlord shall not be liable in damages or otherwise for any failure or interruption, of any utility service or other service furnished to the Premises, except that resulting from the willful misconduct of Landlord. In addition, Tenant shall not be entitled to any abatement or reduction of Rent by reason of such failure or interruption, no eviction of Tenant shall result from such failure or interruption and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such failure or interruption.

     16.  Repair and Maintenance.

          A. Landlord's Obligations. Landlord shall keep in good order, condition and repair at Landlord's expense (without reimbursement from Tenant) the structural parts of the Building, which structural parts include only the foundation, subflooring, interior load-bearing walls and roof structure of the Building, except that any damage thereto caused by the negligence or willful acts or omissions of Tenant or of Tenant's agents, employees or invitees, or by reason of the failure of Tenant to perform or comply with any terms of this Lease, or caused by Alterations made by Tenant or by Tenant's agents, employees or contractors shall be repaired at Tenant's expense. In addition, Landlord shall maintain the Outside Area and the roof membrane of the Building (subject to Tenant's obligation to pay for annual roof inspection and repair as set forth in Paragraph 16.C.), and exterior walls (excluding the interior of all walls and the exterior and interior of all windows, doors, ceiling and plateglass). The manner in which the Outside Area shall be maintained and the expenditures therefor shall be at the reasonable discretion of Landlord. It is an express condition precedent to all obligations of Landlord to repair and maintain that Tenant shall have notified Landlord of the need for such repairs or maintenance. Tenant waives the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to make repairs and deduct the expenses of such repairs from the Rent due under this Lease.

          B. Tenant's Obligations. Tenant shall at all times and at its own expense clean, keep and maintain in good order, condition and repair every part of the Building which is not within Landlord's obligation pursuant to Paragraph 16.A. Tenant's repair and maintenance obligations shall include, all plumbing and sewage facilities within the Building, fixtures, interior walls and ceiling, floors, windows, doors, entrances, plateglass, showcases, skylights, all electrical facilities and equipment, including lighting fixtures, lamps, fans and any exhaust equipment and systems, any automatic fire extinguisher equipment within the Building, electrical motors and all other appliances and equipment of every kind and nature located in, upon or about the Building. Tenant shall also be responsible for all pest control within the Building. Tenant shall obtain HVAC systems preventive maintenance contracts with bimonthly or monthly service in accordance with manufacturer recommendations, which shall be subject to the reasonable approval of Landlord and paid for by Tenant, and which shall provide for and include replacement of filters, oiling and lubricating of machinery, parts replacement, adjustment of drive belts, oil changes and other preventive maintenance, including annual maintenance of duct work, interior unit drains and caulking at sheet metal, and recaulking of jacks and vents on an annual basis. Tenant shall have the benefit of all warranties available to Landlord regarding the equipment in such HVAC systems. Landlord may, at Landlord's election, have the HVAC systems inspected by a licensed HVAC contractor at the expiration of the Term to confirm whether Tenant has maintained the HVAC systems as required herein. The cost of such inspection shall be paid by Tenant within ten (10) days after Landlord's written request therefor. Additionally, if any repairs and/or replacements to the HVAC system are recommended by the contractor, Tenant shall perform such repairs and/or replacements and shall provide Landlord with evidence that such repairs and/or replacements have been completed in accordance with the contractor's recommendations. Tenant shall have the benefit of any construction or equipment warranties existing in favor of Landlord that would assist Tenant in correcting any defect in the Premises or performing any of its repair and maintenance obligations hereunder. Upon request by Tenant, Landlord shall inform Tenant of all written construction and equipment warranties, if any, existing in favor of Landlord which affect the Premises. Landlord shall cooperate with Tenant in enforcing such warranties and in bringing any suit that may be necessary to enforce liability with respect to any defect for which Landlord is not responsible so long as Tenant pays all costs reasonably incurred by Landlord in so acting.

          C.   Tenant to Pay Operating Expenses.

               (i) Operating Expenses. Tenant shall pay, as Additional Rent, all reasonable costs and expenses paid or incurred by Landlord during the Term in maintaining, repairing and replacing the Outside Area; maintaining, repairing and replacing the roof membrane; including annual roof inspections and preventive maintenance work on the roof membrane; appropriate reserves for any such maintenance or repair; the cost of any insurance maintained by Landlord for the Premises; and a management fee equal to three percent (3%) of the net Monthly Rent (the "Operating Expenses"). The cost of any repair or replacement to be made by Landlord as provided herein and which would properly be capitalized under generally accepted accounting principles shall be fully amortized over the useful life thereof and an amount equal to the cost so amortized, together with interest at the then prevailing market rate Landlord would pay if Landlord borrowed funds from an institutional lender to construct such improvements, shall be included in Operating Expenses until the earlier of the end of the Term or the end of such useful life. In no event, however, shall Tenant have any obligation to reimburse Landlord for any of the following: (a) costs occasioned by fire, acts of God, or other casualties or by the exercise of the power of eminent domain, other than insurance deductibles which shall be paid by Tenant as provided in Paragraph 22; (b) costs for which Landlord has a right of reimbursement from others including, without limitation, under any warranties affecting the Premises or under any insurance policies maintained with respect to the Premises; (c) costs to correct any non-compliance with the CC&R's to the extent that such non-compliance existed prior to the date that Landlord delivers possession of the Premises to Tenant; (d) costs to correct any violation of laws applicable to the Premises as of the date the Premises were originally constructed; and (e) that portion of any premium for earthquake and/or flood insurance that is in excess of four times the premium for the "all-risk" or "causes of loss - special form" property insurance maintained by Landlord for the Building.

               (ii) Monthly Payments. From and after the Commencement Date, Tenant shall pay to Landlord on the first day of each calendar month of the Term an amount estimated by Landlord to be the monthly Operating Expenses. The foregoing estimated monthly charges may be adjusted by Landlord at the end of any calendar quarter on the basis of Landlord's experience and reasonably anticipated costs. Any such adjustment shall be effective as of the calendar month next succeeding receipt by Tenant of written notice of such adjustment. If the Operating Expenses billed to and paid by Tenant include any reserves for maintenance and/or repair costs as permitted under Paragraph 17.B.(i), the cost of the maintenance and/or repairs for which the reserves were collected shall be paid first from the reserves collected by Landlord as of the date of such expenditure and only the balance of the actual cost of such maintenance and/or repairs, if any, shall be included in Operating Expenses thereafter. Within one hundred twenty (120) days following the end of each calendar year Landlord shall furnish Tenant a statement of the actual Operating Expenses ("Actual Expenses") for the calendar year and the payments made by Tenant with respect to such period. If Tenant's payments for the Operating Expenses do not equal the amount of the Actual Expenses, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of such statement. If Tenant's payments exceed the Actual Expenses, Landlord shall either offset the excess against the Operating Expenses next thereafter to become due to Landlord, or shall refund the amount of the overpayments to Tenant, in cash, as Landlord shall elect. There shall be appropriate adjustments of the Operating Expenses as of the Commencement Date and expiration of the Term.

          D. Compliance with Governmental Regulations. Landlord shall, at Landlord's sole cost and expense (which cost and expense shall not be paid from the Tenant Improvements Allowance, as that term is defined in the Work Letter Agreement), take any action that is required to correct the violation of any law applicable to the Premises as of the date the Premises were originally constructed. In addition, if any laws are enacted after the date of this Lease which require any improvements or alterations to the Premises that would constitute a capital expenditure under generally accepted accounting principles, Landlord shall make the required improvement or alteration to the Premises so long as such improvement or alteration is not required as a result of Tenant's particular use of the Premises or as a result of any other alterations or improvements (including the Tenant Improvements) to the Premises made by Tenant, in which case Tenant shall be solely responsible for such improvements or alterations.
The cost of any such capital improvement or alteration to be made by Landlord as provided herein shall be fully amortized over the useful life thereof and an amount equal to the cost so amortized, together with interest at the then prevailing market rate Landlord would pay if Landlord borrowed funds from an institutional lender to construct such improvements, shall be included in Operating Expenses until the earlier of the end of the Term or the end of such useful life. Subject to the foregoing, Tenant shall, at its sole cost and expense, comply with all present and future regulations, rules, laws, ordinances, and requirements of all governmental authorities (including, without limitation state, municipal, county and federal governments and their departments, bureaus, boards and officials) applicable to the use or occupancy of the Premises, which shall include the obligation to make any alterations or improvements to the Premises required to comply with such regulations, rules, laws, ordinances and governmental requirements whether such alterations or improvements are structural or non-structural, capital improvements or otherwise.

     17.  Liens.

          Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant and hereby indemnifies and holds Landlord and Landlord's Agents harmless from all liability and cost, including attorneys' fees and costs, in connection with or arising out of any such lien or claim of lien. Tenant shall cause any such lien imposed to be released of record by payment or posting of a proper bond acceptable to Landlord within ten (10) days after written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least ten (10) days prior to the commencement of such work to enable Landlord to post and record a Notice of Nonresponsibility. If Tenant fails to so remove any such lien within the prescribed ten (10) day period, then Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord as Additional Rent for such amounts upon demand. Such reimbursement shall include all costs incurred by Landlord including Landlord's reasonable attorneys' fees with interest thereon at the Interest Rate.

     18.  Landlord's Right to Enter the Premises.

          Tenant shall permit Landlord and Landlord's Agents to enter the Premises, including the Building, at all reasonable times with reasonable notice, except for emergencies in which case no notice shall be required, to inspect the same, to post Notices of Nonresponsibility and similar notices and "For Sale" signs, to show the Premises to interested parties such as prospective lenders and purchasers, to make necessary repairs, to discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord, and at any reasonable time within one hundred and eighty (180) days prior to the expiration of the Term, to place upon the Building or the Outside Area ordinary "For Lease" signs and to show the Premises to prospective tenants. The above rights are subject to reasonable security regulations of Tenant, and to the requirement that Landlord shall at all times act in a manner to cause the least possible interference with Tenant's business.

     19.  Signs.

          Tenant shall have the right to install Tenant's identification sign on the exterior monument sign in the Outside Area. Tenant shall have no right to maintain any Tenant identification sign in any other location in, on or about the Building or the Outside Area and shall not display or erect any other Tenant identification sign, display or other advertising material that is visible from the exterior of the Building. The size, design, color and other physical aspects of the Tenant identification sign shall be subject to the Landlord's written approval prior to installation, which shall not be unreasonably withheld, the CC&R's, and any appropriate municipal or other governmental approvals. The cost of the sign, its installation, maintenance and removal expense shall be Tenant's sole expense. If Tenant fails to maintain its sign, or, if Tenant fails to remove its sign upon termination of this Lease, Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed Additional Rent.

     20.  Insurance.

          A. Indemnification. Tenant hereby agrees to defend, indemnify and hold harmless Landlord and Landlord's Agents from and against any and all damage, loss, liability or expense including attorneys' fees and legal costs suffered by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury and property damage sustained by such person or persons which arises out of, is occasioned by or in any way attributable to the use or occupancy of the Premises or any part thereof and adjacent areas by Tenant, the acts or omissions of the Tenant, its agents, employees or any contractors brought onto the Premises by Tenant, except to the extent caused by the negligence or willful misconduct of Landlord or Landlord's Agents. Tenant agrees that the obligations assumed herein shall survive this Lease.

          B. Tenant's Insurance. Tenant agrees to maintain in full force and effect at all times during the Term, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverages:

               (i) Commercial general liability insurance in an amount not less than Three Million and no/100ths Dollars ($3,000,000.00) combined single limit for both bodily injury and property damage which includes blanket contractual liability broad form property damage, personal injury, completed operations, and fire damage legal (in an amount not less than Twenty-Five Thousand and no/100ths Dollars ($25,000.00)), naming Landlord, Landlord's Agents and Landlord's lender as additional insureds.

               (ii) "All-risk" or "causes of loss-special form" property insurance (including, without limitation, vandalism, malicious mischief, inflation endorsement, and sprinkler leakage endorsement) on Tenant's Personal Property located on or in the Premises and any Alterations constructed or installed on the Premises by Tenant. Such insurance shall be in the full amount of the replacement cost, as the same may from time to time increase as a result of inflation or otherwise. As long as this Lease is in effect, the proceeds of such policy shall be used for the repair and replacement of such items so insured. Landlord shall have no interest in the insurance proceeds on Tenant's Personal Property.

               (iii) Boiler and machinery insurance, including steam pipes, pressure pipes, condensation return pipes and other pressure vessels and HVAC equipment, including miscellaneous electrical apparatus, in an amount satisfactory to Landlord.

          C. Premises Insurance. During the Term Landlord shall maintain "all-risk" or "causes of loss - special form" property insurance (including inflation endorsement, sprinkler leakage endorsement, and, at Landlord's option, earthquake and flood coverage) on the Building, excluding coverage of all Tenant's Personal Property located on or in the Building. Such insurance shall also include insurance against loss of rents, including, at Landlord's option, coverage for earthquake and flood, in an amount equal to the Monthly Rent and Additional Rent, and any other sums payable under the Lease, for a period of at least twelve (12) months commencing on the date of loss. Such insurance shall name Landlord and Landlord's Agents as named insureds and include a lender's loss payable endorsement in favor of Landlord's lender (Form 438 BFU Endorsement). The annual cost of such insurance shall be included in Operating Expenses as provided in Paragraph 16.C. If the property insurance premiums are increased after the Commencement Date due to Tenant's use of the Premises, due to improvements installed by Tenant, or due to any other cause solely attributable to Tenant, Tenant shall pay such increase within ten (10) days of notice of such increase.

          D. Increased Coverage. Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance as Landlord or Landlord's lender may reasonably require to afford Landlord and Landlord's lender adequate protection; provided that such increased insurance or other insurance is warranted due to a substantial change in the nature of Tenant's operations at the Premises and the increased risks associated therewith or due to the total amount of any claims paid on Tenant's insurance policies in the prior twelve (12) month period, or such insurance is customarily required for similar uses by owners of comparable buildings in Santa Clara County.

          E. Co-Insurer. If, on account of the failure of Tenant to comply with the foregoing provisions, Landlord is adjudged a co-insurer by its insurance carrier, then, any loss or damage Landlord shall sustain by reason thereof, including attorneys' fees and costs, shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

          F. Insurance Requirements. All insurance shall be in a form reasonably satisfactory to Landlord and shall be carried with companies that have a general policy holder's rating of not less than "A" and a financial rating of not less than Class "X" in the most current edition of Best's Insurance Reports; shall require that the insurer shall endeavor to provide Landlord with at least thirty (30) days' prior written notice of any material alteration or cancellation of the policy; and shall be primary as to Landlord. The policy or policies, or duly executed certificates for them, together with satisfactory evidence of payment of the premium thereon shall be deposited with Landlord prior to the Commencement Date, and upon renewal of such policies, not less than thirty (30) days prior to the expiration of the term of such coverage. If Tenant fails to procure and maintain the insurance required hereunder, Landlord may, but shall not be required to, order such insurance at Tenant's expense and Tenant shall reimburse Landlord upon demand. Such reimbursement shall include all costs incurred by Landlord including Landlord's reasonable attorneys' fees, with interest thereon at the Interest Rate.

          G. Landlord's Disclaimer. Landlord and Landlord's Agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, glass, tile or sheetrock, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface, or from any other cause whatsoever, unless caused by or due to the sole negligence or willful misconduct of Landlord. Landlord and Landlord's Agents shall not be liable for any latent defect in the Premises. Tenant shall give prompt written notice to Landlord in case of a casualty, accident or repair needed in the Premises.

     21.  Waiver of Subrogation.

          Landlord and Tenant each hereby waive all rights of recovery against the other on account of loss or damage occasioned to such waiving party for its property or the property of others under its control to the extent that such loss or damage is or would be insured against under any insurance policies which may be in force or are required to be in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

     22.  Damage or Destruction.

          A. Landlord's Obligation to Rebuild. If the Building is damaged or destroyed, Landlord shall promptly and diligently repair the same unless it has the right to terminate this Lease as provided herein and it elects to so terminate.

          B. Right to Terminate. Landlord shall have the right to terminate this Lease in the event any of the following events occur:

               (i) Insurance proceeds are not available to pay one hundred percent (100%) of the cost of such repair, excluding the deductible for which Tenant shall be responsible (as more specifically provided below), unless Tenant elects to pay the cost of any repair that is not covered by insurance proceeds;

               (ii) The Building cannot, with reasonable diligence, be fully repaired by Landlord within one hundred eighty (180) days after the date of the damage or destruction; or

               (iii) The Building cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, earthquake faults, radiation, chemical waste and other similar dangers.

          If Landlord elects to terminate this Lease, Landlord may give Tenant written notice of its election to terminate within thirty (30) days after such damage or destruction, and this Lease shall terminate fifteen
(15) days after the date Tenant receives such notice. If Landlord elects not to terminate the Lease, subject to Tenant's termination right set forth below, Landlord shall promptly commence the process of obtaining necessary permits and approvals and repair of the Building as soon as practicable, and this Lease will continue in full force and effect. All insurance proceeds from insurance under Paragraph 20, excluding proceeds for Tenant's Personal Property, shall be disbursed and paid to Landlord. Tenant shall be required to pay to Landlord the amount of any deductibles payable in connection with any insured casualties, unless the casualty was caused by the sole negligence or willful misconduct of Landlord.

          Tenant shall have the right to terminate this Lease, if the Building cannot, with reasonable diligence, be fully repaired within one hundred eighty (180) days from the date of damage or destruction. The determination of the estimated repair period shall be made by Landlord in its good faith business judgment within thirty (30) days after such damage or destruction. Landlord shall deliver written notice of the repair period to Tenant after such determination has been made and Tenant shall exercise its right to terminate this Lease, if at all, within ten (10) days of receipt of such notice from Landlord.

          C. Limited Obligation to Repair. Landlord's obligation, should it elect or be obligated to repair or rebuild, shall be limited to the basic Building as it existed as of the Commencement Date and Tenant shall, at Tenant's expense, replace or fully repair all Tenant's Personal Property and any Alterations installed by Tenant and existing at the time of such damage or destruction.

          D. Abatement of Rent. Rent shall be temporarily abated proportionately during any period when, by reason of such damage or
destruction,  there is   interference with Tenant's use of the Premises,
having regard to the extent to which Tenant may be required to discontinue Tenant's use of the Premises. Such abatement shall commence upon such damage or destruction and end upon substantial completion by Landlord of the repair or reconstruction which Landlord is obligated or undertakes to do. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's Personal Property or any inconvenience occasioned by such damage, repair or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted.

          E. Damage Near End of Term. Anything herein to the contrary notwithstanding, if the Building is destroyed or damaged during the last twelve (12) months of the Term, then either Landlord or Tenant may, at its option, cancel and terminate this Lease as of the date of the occurrence of such damage if the Building cannot be repaired within sixty (60) days after such damage or destruction, unless Tenant exercises its option to extend the Term of this Lease by delivery of written notice to Landlord within ten
(10) days after Landlord's notice to Tenant of its election to terminate, in which event Landlord's election shall be void. If neither Landlord nor Tenant elects to so terminate this Lease, the repair of such damage shall be governed by Paragraphs 22.A. and 22.B.

     23.  Condemnation.

          If title to all of the Premises or so much thereof is taken for any public or quasipublic use under any statute or by right of eminent domain so that reconstruction of the Premises will not, in Landlord's and Tenant's mutual opinion, result in the Premises being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date that possession of the Premises or part thereof be taken. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this paragraph.

          If any part of the Premises is taken and the remaining part is reasonably suitable for Tenant's continued occupancy for the purposes and uses permitted by this Lease, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises is taken. The Rent and other sums payable hereunder shall be reduced in the same proportion that Tenant's use and occupancy of the Premises is reduced. If any portion of the Outside Area is taken, Tenant's Rent shall be reduced only if such taking materially interferes with Tenant's use of the Premises and then only to the extent that the fair market rental value is diminished by such partial taking. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

           Except as expressly provided herein, no award for any partial or entire taking shall be apportioned between Landlord and Tenant. Tenant assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Personal Property, or its moving costs or any award made for the loss of any goodwill attributable to Tenant's business.

     24.  Assignment and Subletting.

          A. Landlord's Consent. Tenant shall not enter into a Sublet without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any attempted or purported Sublet without Landlord's prior written consent shall be void and confer no rights upon any third person and, at Landlord's election, shall terminate this Lease. Each sublease shall be subject and subordinate to this Lease and each assignee shall agree in writing, for the benefit of Landlord, to assume, to be bound by, and to perform the terms, conditions and covenants of this Lease to be performed by Tenant arising after the effective date of the assignment. Notwithstanding anything contained herein, Tenant shall not be released from liability for the performance of each term, condition and covenant of this Lease by reason of Landlord's consent to a Sublet unless Landlord specifically grants such release in writing. Consent by Landlord to any Sublet shall not be deemed a consent to any subsequent Sublet.

          B. Information to be Furnished. If Tenant desires at any time to Sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord:
(i) the name of the proposed Subtenant; (ii) the nature of the proposed Subtenant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed Sublet and a copy of the proposed Sublet form containing a description of the subject premises; and (iv) such financial information, including financial statements, as Landlord may reasonably request concerning the proposed Subtenant.

          C. Landlord's Alternatives. At any time within thirty (30) days after Landlord's receipt of the information specified in Paragraph 24.D., Landlord may, by written notice to Tenant, elect: (i) to consent to the Sublet by Tenant; (ii) to refuse its consent to the Sublet, or (iii) elect to terminate this Lease in the event of an assignment of this Lease or a sublease of the entire Premises for the balance of the Term of this Lease. If Landlord consents to the Sublet, Tenant may thereafter enter into a valid Sublet of the Premises or portion thereof, upon the terms and conditions and with the proposed Subtenant set forth in the information furnished by Tenant to Landlord pursuant to Paragraph 24.B., subject, however, at Landlord's election, to the condition that seventy-five percent (75%) of any excess of the Subrent over the Rent required to be paid by Tenant under this Lease, less reasonable attorneys' fees and brokerage commissions paid by Tenant in connection with the Sublet and reasonable costs paid by Tenant for tenant improvements made to the Premises for the Subtenant, shall be paid to Landlord.

          D.   Proration.   For purposes of determining the excess Subrent
to be paid to Landlord as provided in Paragraph 24.C. above, if a portion of the Premises is Sublet, the pro rata share of the Rent attributable to such partial area of the Premises shall be determined by Landlord by dividing the Rent payable by Tenant hereunder by the total square footage of the Premises and multiplying the resulting quotient (the per square foot rent) by the number of square feet of the Premises which are Sublet.

          E. Exempt Sublets. Notwithstanding the above, Landlord's prior written consent shall not be required for an assignment of this Lease to a subsidiary, affiliate or parent corporation of Tenant; a corporation into which Tenant merges or consolidates; or a purchaser of all or substantially all of the assets for Tenant, if Tenant gives Landlord prior written notice of the name of any such assignee, and if the assignee assumes, in writing, for the benefit of Landlord all of Tenant's obligations under the Lease arising after the effective date of the transfer, and with respect to any assignment in connection with a sale of Tenant's assets, the assignee has a net worth, as of the effective date of the assignment, greater than or equal to the greater of the net worth of Tenant as of the date of this Lease or the net worth of Tenant immediately prior to the assignment, determined in accordance with generally accepted accounting principles.

     25.  Default.

          A. Tenant's Default. A default under this Lease by Tenant shall exist if any of the following occurs:

               (i) If Tenant fails to pay Rent or any other sum required to be paid hereunder within five (5) days after written notice that such Rent or other sum is past due;

               (ii) If Tenant fails to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant fails to cure such breach within twenty (20) days after written notice from Landlord where such breach could reasonably be cured within such twenty (20) day period; provided, however, that where such failure could not reasonably be cured within the twenty (20) day period, that Tenant shall not be in default if it commences such performance within the twenty (20) day period and diligently thereafter prosecutes the same to completion;

               (iii) If Tenant assigns its assets for the benefit of its creditors;

               (iv) If the sequestration or attachment of or execution on any material part of Tenant's Personal Property essential to the conduct of Tenant's business occurs, and Tenant fails to obtain a return or release of such Personal Property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier;

               (v)    If Tenant  abandons the Premises; or

               (vi) If a court makes or enters any decree or order other than under the bankruptcy laws of the United States adjudging Tenant to be insolvent; or approving as properly filed a petition seeking reorganization of Tenant; or directing the winding up or liquidation of Tenant and such decree or order shall have continued for a period of sixty (60) days.

Any notice provided by Landlord pursuant to Paragraph 25.A.(i) or Paragraph 25.A.(ii) above shall be in lieu of, and not in addition to, any notice required under Section 1161 of the California Code of Civil Procedure regarding unlawful detainer actions provided that such notice satisfies the requirements of that section.

          B. Remedies. Upon a default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

               (i) Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due.

               (ii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect, and relet the Premises or any part thereof. Reletting may be for a period shorter or longer than the remaining term of this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all Tenant's Personal Property and store same at Tenant's cost and to recover from Tenant as damages:

                    (a) The worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

                    (b) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus
                    (c) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

                    (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants;
(iii) for leasing commissions and tenant improvement costs allocable to the balance of the Term; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

                    (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

          The "worth at the time of award" of the amounts referred to in Paragraphs 25.B.(ii)(a) and 25.B.(ii)(b) is computed by allowing interest at the Interest Rate on the unpaid rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Paragraph 25.B.(ii)(c) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

               (iii) Landlord may upon termination of this Lease or abandonment of the Premises by Tenant, re-enter the Premises and remove all persons or property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No reentry by Landlord pursuant to this paragraph shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.

          C. Landlord's Default. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.

     26.  Subordination.

          This Lease is subject and subordinate to any ground and underlying leases and any first mortgages and first deeds of trust (collectively "Encumbrances") which may now affect the Building or the Premises, to the CC&R's and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the holder or holders of any such Encumbrance ("Holder") shall require this Lease be prior and superior to such Encumbrance, within seven (7) days of written request of Landlord to Tenant, Tenant shall execute, have acknowledged and deliver any and all documents or instruments, in the form presented to Tenant, which Landlord or Holder deems necessary or desirable for such purposes. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all Encumbrances which are now or may hereafter be executed covering the Premises or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided that Landlord shall obtain from any such Holder a non-disturbance agreement which provides that in the event of termination of any such lease or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant is not in default, Holder agrees to recognize Tenant's rights under this Lease as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within ten (10) days after Landlord's written request, Tenant shall execute any and all documents required by Landlord or the Holder to make this Lease subordinate to any lien of the Encumbrance. Landlord represents to Tenant that, as of the date hereof, the Lease is not subject or subordinate to any mortgage, deed of trust, security interest, ground lease or underlying lease other than a deed of trust in favor of Teachers Insurance and Annuity Association of America which deed of trust requires the execution by Tenant of a Subordination of Mortgage in the form attached as EXHIBIT E. Accordingly, Tenant shall execute and deliver to Landlord concurrently herewith an original Subordination of Mortgage in the form attached as EXHIBIT E.

          Notwithstanding anything to the contrary set forth in this paragraph, Tenant hereby attorns and agrees to attorn to any entity purchasing or otherwise acquiring the Building or the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance.

     27.  Notices.

          Any notice or demand required or desired to be given under this Lease shall be in writing and shall be personally served or in lieu of personal service may be given by mail. If given by mail, such notice shall be deemed to have been given when seventy-two (72) hours have elapsed from the time when such notice was deposited in the United States mail, registered or certified, and postage prepaid, addressed to the party to be served. At the date of execution of this Lease, the addresses of Landlord and Tenant are as set forth in Paragraph 1. After the Commencement Date, the address of Tenant shall be the address of the Premises. Either party may change its address by giving notice of same in accordance with this paragraph.

     28.  Attorneys' Fees.

          If either party brings any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover rent, or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lease or right of either party, the prevailing party shall be entitled to recover as a part of such action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and costs.

     29.  Estoppel Certificates.

          Tenant shall within ten (10) business days following written request by Landlord:

          (i) Execute and deliver to Landlord any documents, including estoppel certificates, in the form prepared by Landlord (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord, or, if there are uncured defaults on the part of the Landlord, stating the nature of such uncured defaults, and (c) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord. Tenant's failure to deliver an estoppel certificate within ten (10) business days after delivery of Landlord's written request therefor shall be conclusive upon Tenant (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) that there are now no uncured defaults in Landlord's performance and (c) that no Rent has been paid in advance.

          If Tenant fails to so deliver a requested estoppel certificate within the prescribed time it shall be conclusively presumed that this Lease is unmodified and in full force and effect except as represented by Landlord in good faith.

          (ii) If Tenant is not a "public company," deliver to Landlord the current financial statements of Tenant, and financial statements of the two
(2) years prior to the current financial statements year, with an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

     30.  Transfer of the Premises by Landlord.

          In the event of any conveyance of the Premises and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the date of such conveyance and assignment and Tenant agrees to attorn to such transferee provided such transferee assumes Landlord's obligations under this Lease.

     31.  Landlord's Right to Perform Tenant's Covenants.

          If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest and costs in connection therewith shall be due and payable by Tenant on the next day after any such payment by Landlord, together with interest thereon at the Interest Rate from such date to the date of payment by Tenant to Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

     32.  Tenant's Remedy.

          If, as a consequence of a default by Landlord under this Lease, Tenant recovers a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Premises and out of Rent, insurance proceeds, or other income from such property received by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Premises, and neither Landlord nor Landlord's Agents shall be liable for any deficiency.

     33.  Mortgagee Protection.

          If Landlord defaults under this Lease, Tenant will notify any beneficiary of a first deed of trust or mortgagee of a first mortgage covering the Premises (of which Tenant has been given prior written notice and the address thereof), and offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

     34.  Brokers.

          Tenant warrants and represents that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for CPS, The Commercial Property Services Company and CPS Realty Group ("Brokers") and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Tenant agrees to indemnify, defend and hold Landlord and Landlord's Agents harmless from and against any and all liabilities or expenses, including attorneys' fees and costs, arising out of or in connection with claims made by any other broker or individual for commissions or fees resulting from Tenant's execution of this Lease. Landlord shall pay to Brokers pursuant to a separate written agreement any commission due to Brokers in connection with this Lease.

     35.  Acceptance.

          This Lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant. Neither party shall record this Lease nor a short form memorandum thereof.

     36.  Modifications for Lender.

          If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not adversely affect Tenant's rights or obligations hereunder.

     37.  Parking.

          Tenant shall have the exclusive right to use the Premises' parking facilities upon terms and conditions as may from time to time be established by Landlord.

     38.  Option to Extend.

          A. Option Period. Provided that Tenant is not in default of any material obligation hereunder beyond any applicable cure or grace period granted to Tenant by this Lease, either at the time of exercise or at the time the extended Term commences, Tenant shall have the option to extend the initial seven (7) year Term of this Lease for one (1) additional period of three (3) years ("Option Period") on the same terms, covenants and conditions provided herein, except that upon such renewal the Monthly Rent due hereunder shall be determined pursuant to Paragraph 38.B. Tenant shall exercise its option by giving Landlord written notice ("Option Notice") at least one hundred eighty (180) days but not more than two hundred seventy (270) days prior to the expiration of the initial Term of this Lease.

          B. Option Period Monthly Rent. The Monthly Rent for the Option Period shall be determined as follows:

               (i) The parties shall have fifteen (15) days after Landlord receives the Option Notice within which to agree on the Monthly Rent for the Option Period based upon the then fair market rental value of the Premises as defined in Paragraph 38.B.(ii). If the parties agree on the Monthly Rent for the Option Period within fifteen (15) days, they shall immediately execute an amendment to this Lease stating the Monthly Rent for the Option Period. If the parties are unable to agree on the Monthly Rent for the Option Period within fifteen (15) days, then, the Monthly Rent for the Option Period shall be the then current fair market rental value of the Premises as determined in accordance with Paragraph 38.B.(iii), subject to such periodic increases in Monthly Rent as are then customary, in both amount or percentage amounts and frequency, for leases similar to this Lease taking into consideration the same items considered in determining the then fair market rental value of the Premises.

               (ii) The "then fair market rental value of the Premises" shall be defined to mean the fair market rental value of the Premises as of the commencement of the Option Period, taking into consideration Tenant's obligation to pay additional rent and expenses, the uses permitted under this Lease, the quality, size, design, age and location of the Premises, and the rent for comparable buildings located in Milpitas. In no event shall the fair market monthly rental value of the Premises for the Option Period be less than the Monthly Rent last payable under the Lease.

               (iii) Within seven (7) days after the expiration of the fifteen (15) day period set forth in Paragraph 38.B.(i), each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years' full-time commercial appraisal experience in the area in which the Premises are located to appraise and set the Monthly Rent. If a party does not appoint an appraiser within ten
(10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the Monthly Rent. If the two (2) appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the Monthly Rent. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) appraisers are given to set the Monthly Rent. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten (10) days' notice to the other party, can apply to the then Presiding Judge of the Santa Clara County Superior Court, for the selection of a third appraiser who meets the qualifications stated in this paragraph. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

                      Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the Monthly Rent. If a majority of the appraisers are unable to set the Monthly Rent within the stipulated period of time, the three (3) appraisals for either unresolved item shall be added together and their total divided by three
(3); the resulting quotient shall be the Monthly Rent. If, however, the low appraisal and/or the high appraisal are/is more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2); the resulting quotient shall be the Monthly Rent. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, then only the middle appraisal shall be used as the result of the appraisal. After the Monthly Rent has been set, the appraisers shall immediately notify the parties and the parties shall amend this Lease to set forth such amount.

     39.  Landlord's and Tenant's Conditions.

          A. Landlord's Condition. This Lease and Landlord's and Tenant's obligations hereunder are subject to the condition that Heraeus LaserSonics, Inc., the current tenant of the Premises, waives or fails to exercise its option to extend the term of its lease beyond December 31, 1996, which option must be exercised on or before September 3, 1996. Landlord shall notify Tenant on or before September 4, 1996 whether Heraeus LaserSonics has exercised its option. If Heraeus LaserSonics exercises its option to extend the term, this Lease shall terminate and Landlord shall refund to Tenant the Security Deposit and prepaid Rent.

          B. Tenant's Condition. Pursuant to a letter agreement between Landlord and Tenant executed by Tenant on June 27, 1996, Tenant has the right to conduct certain tests and inspections of the Premises, including a phase I environmental site assessment; an inspection of the structural condition of the Building; a roof inspection; an inspection of the electrical system; an inspection of the heating, ventilating and air conditioning system in the Building; and an architectural review of the Building. If the phase I environmental site assessment discloses the presence of any Hazardous Materials in, on or under the Premises, or the inspections of the structural condition of the Building, the roof, the electrical system, and/or the heating, ventilating and air conditioning system disclose the need for any repairs, replacements and/or improvements, and/or Tenant's architectural review discloses that the Premises are not, as of the date of the letter agreement, in compliance with applicable laws or that the Tenant Improvements will trigger compliance with law costs in excess of $50,000.00, Tenant shall have the right to terminate this Lease by delivery of written notice to Landlord no later than July 27, 1996, unless Landlord notifies Tenant no later than August 6, 1996 that Landlord will complete, to the extent applicable, and at Landlord's sole expense, the necessary remediation of any Hazardous Materials discovered in, on or under the Premises, and/or the necessary repairs, replacements and/or improvements to the structural condition of the Building, the roof, the electrical system, and/or the heating, ventilating or air conditioning system, and/or the alterations or improvements required to comply with applicable laws, to Tenant's reasonable satisfaction and in a manner and at times reasonably acceptable to Tenant.

     40.  General.

          A. Captions. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

          B. Executed Copy. Any fully executed copy of this Lease shall be deemed an original for all purposes.

          C. Time. Time is of the essence for the performance of each term, condition and covenant of this Lease.

          D. Separability. If one or more of the provisions contained herein, except for the payment of Rent, is for any reason held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

          E. Choice of Law. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

          F. Gender; Singular, Plural. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

          G. Binding Effect. The covenants and agreement contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns to the extent this Lease is assignable.

          H. Waiver. The waiver by Landlord of any breach of any term, condition or covenant, of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.

          I. Entire Agreement. This Lease is the entire agreement between the parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

          J. Authority. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of said corporation or partnership, as the case may be, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. Landlord, at its option, may require a copy of such written authorization to enter into this Lease.

          K. Exhibits. All exhibits, amendments, riders and addendums attached hereto are hereby incorporated herein and made a part hereof.

          L. Lease Summary. The Lease Summary attached to this Lease is intended to provide general information only. In the event of any inconsistency between the Lease Summary and the specific provisions of this Lease, the specific provisions of this Lease shall prevail.

          THIS LEASE is effective as of the date the last signatory necessary to execute the Lease shall have executed this Lease.

                              TENANT:

Dated  7/9/96                     C-Cube Microsystems, Inc., a
     -------------------          California corporation

                              By   /s/ Mark Allen
                                -----------------------------
                              Its  V.P.
                                 ----------------------------
                              By
                                -----------------------------
                              Its
                                 ----------------------------

                              LANDLORD:

Dated   July 9, 1996          Callahan-Pentz Properties,
     --------------------     McCarthy Four, a California general
                              partnership

                              By  /s/ George B. Pentz
                                -----------------------------
                                   George B. Pentz,
                                   Managing General Partner

THE PREMISES

The land referred to herein is described as follows:

All that certain real property in the City of Milpitas, County of Santa Clara, State of California, described as follows:

All of Parcel 3 as shown upon that certain Map entitled, "Parcel Map being a resubdivision of Parcel 3 as shown on Map entitled, 'Parcel Map' recorded in Book 463 of Maps at pages 27 & 28, Santa Clara County Records", which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California, on April 17, 1981 in Book 483 of Maps, at pages 5 and 6.



                                 EXHIBIT A

                                 EXHIBIT B

Recorded at the request of and when recorded return to:

The Prudential Insurance Company of America
155 Moffett Park Drive
Building A - Suite 101
Sunnyvale, CA  94086

ATTN:  David Wright

                        Correction and Amendment of
                         DECLARATION OF COVENANTS,
                        CONDITIONS AND RESTRICTIONS
                      OF THE OAK CREEK BUSINESS PARK

     This Correction and Amendment to that certain instrument entitled Declaration of Covenants, Condition and Restrictions of the Oak Creek Business Park (the CC&Rs), which said instrument was recorded in the office of the Recorder of the County of Santa Clara, State of California on June 5, 1979 in Book E 545 of Official Records at page 189, is made by the "Declarant" under the CC&Rs, now and present owner of all that certain real property hereinafter described.
     Whereas, the undersigned "Declarant" wishes to correct the legal description of the "Subject Property" as shown on Exhibit "A" of the CC&Rs as recorded and said Exhibit "A" is hereby corrected and amended to read as follows:

                                EXHIBIT "A"

all that certain real property in the City of Milpitas, County of Santa Clara, State of California, described as:

All of Parcel 1, Parcel 2, Parcel 3, Parcel 4, Parcel 5, Parcel 6 and Parcel 8, as shown on that certain Parcel Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on May 17, 1979 in Book 441 of Maps at pages 43 and 44.

In Witness Whereof, the undersigned "Declaration" has caused this Correction and Amendment to be executed on this 13th day of June, 1979.

Declarant:

The Prudential Insurance Company
of America

by: /s/ A.K. Jacobson
        A.K. Jacobson - Vice President

                   DECLARATION OF COVENANTS, CONDITIONS
                          AND RESTRICTIONS OF THE
                          OAK CREEK BUSINESS PARK

     THIS DECLARATION is made on May 15, 1979 by THE PRUDENTIAL INSURANCE COMPANY OF AMERICA a New Jersey corporation (hereinafter called
"Declarant"), as owner of that certain real property (the "Subject Property") situated in the city of Milpitas, County of Santa Clara, State of California described in Exhibit "A" hereto which exhibit is by this reference incorporated herein as if fully set forth herein.

                                 ARTICLE 1

                                DEFINITIONS

      1.1 Unless the context otherwise specifies or requires, the terms defined in this Article shall, for all purposes of this Declaration, have the meanings herein specified.

      1.2 Architect: The term "Architect" shall mean a person holding a certificate to practice architecture in the State of California under authority of the Business and Professions Code of the State of California.

      1.3 Declaration: The term "Declaration" shall mean this Declaration of Covenants, Conditions and Restrictions.

      1.4 Deed of Trust: The term "Deed of Trust" or "Trust Deed" shall mean a mortgage as well as a deed of trust.

      1.5 Approving Agent: The term "Approving Agent" shall mean, in the following order or precedence:

          A. THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, whose present address is 155 Moffett Park Drive, Building A, Suite 101, Sunnyvale, California 94086 (hereinafter referred to as "Prudential"), shall be the Approving Agent until Prudential shall have resigned as Approving Agent by executing a written resignation and causing an original of same to be recorded, and by giving written notice of such resignation to each Owner of record, as shown on the most recent county assessor's roll, of real property then subject to this Declaration.

          B. Any association (whether or not incorporated) organized by the Owners of sixty-six and two-thirds percent (66-2/3%) of the land area (exclusive of portions dedicated to a public agency or authority for a public use) then subject to this Declaration for the purpose of acting as and assuming the functions of an Approving Agent, in which membership is available to all Owners and decisions are made on the basis of majority vote with one vote assigned for each square foot of land owned by each Owner, but only if the Owners organizing such association within not less than six (6) months from the date that Prudential shall have ceased to be the Approving Agent, shall have (i) organized such association and (ii) executed and recorded a statement in the form of an amendment to this Declaration as described in Paragraph 8.2 setting forth that such organization has been formed for the purpose of acting as Approving Agent pursuant to this Declaration and (iii) shall have, given written notice to all Owners of record of real property then subject to this Declaration that such association has been formed.

     1.6 Structures: The term "structure(s)" shall include all structures, buildings, outbuildings, sheds, fences and screening walls over three (3) feet in height, barriers, or retaining walls.

      1.7 Mortgagee: The term "Mortgagee" shall mean a beneficiary under or a holder of a Deed of Trust as well as a mortgagee under a mortgage.

      1.8 The Oak Creek Business Park: The term "The Oak Creek Business Park" shall mean all of the real property described in Exhibit "A" hereto.

      1.9 Restrictions: The term "Restrictions" shall mean the Covenants, Conditions and Restrictions set forth in this Declaration, as it may from time to time be amended or supplemented.

      1.10 Owner: The term "Owner" shall mean and refer to any person owning a fee estate in the land, or any portion thereof, contained within the Oak Creek Business Park, but excluding either (a) any person who holds such interest as security for the payment of an obligation or (b) any person holding a leasehold estate.

      1.11 Record, Recorded: The terms "record" or "recorded" shall mean, with respect to any document, the recordation of said document in the office of the County Recorder of the County of Santa Clara, State of California.

      1.12 Sign: The term "sign" shall mean any structure, device or contrivance, electric or non-electric, and all parts thereof which are erected or used for advertising purposes upon or within which any poster, bill, bulletin, printing, lettering, painting, device or other advertising of any kind whatsoever is used, placed, posted or otherwise fastened or affixed to ground or structures.

      1.13 Streets: The term "street(s)" shall mean any publicly dedicated street, highway, or other publicly dedicated thoroughfare within or adjacent to the Oak Creek Business Park and shown on any recorded subdivision or parcel map, or record of survey, whether designated thereon as a publicly dedicated street, boulevard, place, drive, road, terrace, way, lane, circle or court.

      1.14 Visible From Neighboring Property: The term "visible from neighboring property" shall mean, with respect to any given object, that such object is or would be visible to a person six (6) feet tall having 20/20 vision and standing on any part of such neighboring property at an elevation no greater than the elevation of the base of the object being viewed.

      1.15 Person: The term "person" shall mean an individual, group of individuals, corporation, partnership, trust, unincorporated business association or such other legal entity as the context in which such term is used may imply.

      1.16 Lot: The term "lot" shall mean any parcel of land contained within the Oak Creek Business Park as divided or subdivided on subdivision or parcel map(s) recorded in the official records of the Recorder of Santa Clara County, California, as they from time to time become current.

      1.17 Front: The term "front" shall mean, with respect to any structure, any wall facing a street.


                                 ARTICLE 2

                          PROPERTY SUBJECT TO THE

                             PARK RESTRICTIONS

      2.1  General Declaration Creating the Mutual

Restrictions: Declarant hereby declares that all of the real property located in the County of Santa Clara, State of California as described in Exhibit "A", which exhibit is attached hereto and incorporated herein by this reference, (sometimes hereinafter called the "Oak Creek Business Park") is and shall be, conveyed, hypothecated, encumbered, leased, occupied, built upon or otherwise used, improved or transferred, in whole or in part, subject to the Restrictions and that all of said Restrictions, and all the covenants, conditions and agreements herein contained, are declared and agreed to be in furtherance of a general plan for the sub-division, improvement and sale of said real property and are established for the purpose of enhancing and perfecting the value, desirability, and attractiveness of said real property and every part thereof. Declarant further declares that (a) that the Restrictions and each of the covenants, conditions and agreements herein contained are made for the direct, mutual and reciprocal benefit of each and every lot contained within the Oak Creek Business Park and that such Restrictions are and shall be mutual equitable servitudes burdening each lot for the benefit of all other lots within the Oak Creek Business Park and (b) the Restrictions and each of the covenants, conditions and agreements herein contained shall be "covenants running with the land" burdening each lot within the Oak Creek Business Park for the benefit of all other lots within the Oak Creek Business Park, the burdens of which shall be binding upon each Owner, lessee, licensee, occupant or user of each lot within the Oak Creek Business Park, his successors and assigns, for the benefit of each Owner of all other lots within the Oak Creek Business Park, his successors and assigns.


                                 ARTICLE 3

                  APPROVAL OF PLANS FOR STRUCTURES

     3.1 Approval Required: So long as there is a then serving Approving Agent, no structure shall be erected, placed, constructed, substantially remodeled, rebuilt or reconstructed on any land subject to this Declaration until the following procedures have been fully complied with and the Approving Agent has approved in writing the Preliminary Plans (as defined below) and the Final Plans (as defined below):

           A. The owner, or lessee, licensee, or other occupant of the lot to be improved or his authorized agent (the "Applicant") shall deliver to the Approving Agent preliminary plans and specifications (the
"Preliminary Plans") in such form and containing such information as may be required by the Approving Agent for the following:

                 (1) A site development plan showing the location of all proposed driveways, parking areas, walkways, landscaped areas, storage and refuse areas, and building area;

                 (2) A landscaping plan for the particular lot;

                 (3) A sign and lighting plan;

                 (4) A building elevation plan showing dimensions, materials and exterior color schemes;

                 (5) A grading plan.

Such Preliminary Plans shall be submitted in writing in duplicate over the authorized signature of the Applicant.

           B. At such time as the Approving Agent shall have approved in writing the Preliminary Plans and prior to the submission of said Final Plans to the City of Milpitas, the Applicant shall submit to the Approving Agent complete and detailed final plans, specifications and working drawing (the "Final Plans") with regard to the proposed improvements, which Final Plans will be in such form as may then be required by the City of Milpitas for review by said City and shall contain such additional information as may be required by the Approving Agent; provided, such Final Plans need not include detailing with regard to interior improvements such as interior partitioning walls.

           C. No such prior approval of any Preliminary Plans or Final Plans shall be required if there is no then serving Approving Agent to so approve such plans. Changes in approved Preliminary Plans or approved Final Plans which materially affect landscaping, signing, building size, placement or external appearance must be similarly submitted to and approved by the Approving Agent.

     3.2 Additional Approval Required: So long as there is a then serving Approving Agent, no exterior surface of any structure or improvement existing on any lot subject to this Declaration shall be painted, texturized or otherwise changed, no alterations, additions or changes of any type whatsoever shall be made to any landscaping placed on any lot subject to this Declaration, and no additions or alterations to any paved area on any lot subject to this Declaration shall be made until plans for such painting, alterations, additions or changes, including samples of colors, materials, landscaping plans, and/or plans and specifications with regard to paving, as the case may require, together with such other information as shall be required by the Approving Agent, shall have been submitted to the Approving Agent and the Approving Agent shall have approved in writing such requested change.

     3.3 Basis for Approval: The Approving Agent shall have the right to disapprove any plans and specifications submitted hereunder for any reason (provided that such approval shall not be unreasonably withheld), including but not limited to any of the following:

            A.  Failure to comply with any of the Restrictions;

            B. Failure to include information in such plans and specifications as may have been reasonably requested by the Approving Agent;

            C. Objection to the exterior design of the proposed structures or the appearance of materials to be used in the construction of any proposed structure which are found by the Approving Agent to be incompatible with existing structures in the Oak Creek Business Park;

            D. Objections based upon the inadequacy of the number of onsite parking spaces considering (1) the contemplated use or future possible use of the structures proposed and (2) the availability of additional parking offsite.

            E. Objection to the location of any proposed structure upon any lot as it relates to other lots within the Oak Creek Business Park;

            F.  Objection to the grading plan for any lot;

            G. Objection to the color scheme, finish, proportions, style or architecture, height, bulk or appropriateness of any structure as they relate to other structures within the Oak Creek Business Park;

            H. Objection to the landscaping materials as they relate to other landscaping materials then used or contemplated for use within the Oak Creek Business Park;

            I. Any other matter which, in the judgment of the Approving Agent, would render the proposed structure or structures or use inharmonious with the general plan for improvement of the Oak Creek Business Park or with structures or landscaping then located upon or proposed to be located upon other lots or other properties within the Oak Creek Business Park.

      3.4 Approval: Upon approval by the Approving Agent of any plans and specifications submitted hereunder, a copy of such plans and specifications as approved shall be deposited for permanent record with the Approving Agent, and a copy of such plans and specifications bearing such approval, in writing, shall be returned to the applicant submitting the same.

      3.5 Result of Inaction: If the Approving Agent fails either to approve or disapprove either the Preliminary Plans or the Final Plans within thirty (30) days after such Preliminary Plans or Final Plans, as the case may be, have been submitted to it, it shall be conclusively presumed that the Approving Agent has approved said Preliminary or Final Plans; provided, however, that if within said thirty (30) day period, the Approving Agent gives written notice of the fact that more time is required for the review of such plans, there shall be no presumption that the same are approved until the expiration of a reasonable period of time as set forth in said notice not to exceed thirty (30) days. Such presumption shall not apply if the review fee required by Paragraph 3.9 was not paid at the time the plans were first submitted to the Approving Agent.

      3.6 Proceeding with Work: Upon receipt of approval from the Approving Agent pursuant to this Article, the Owner or lessee to whom the same is given shall as soon as practicable satisfy all conditions thereof and diligently proceed with the commencement and completion of all approved construction, refinishing, alterations and excavations. In all cases work shall be commenced within one (1) year from the date of such approval. If Applicant fails to commence construction of the structures within one (1) year from date of such approval, then the approval given pursuant to this Article shall be deemed revoked unless the Approving Agent upon request made prior to the expiration of said one (1) year period extends in writing the time for commencing work. In all cases work shall be completed in accordance with the Preliminary Plans and the Final Plans within two years from date of issuance of the first (or only) building permit with regard to such work.

      3.7 Limitation on Approving Agent: In no event shall the Approving Agent disapprove any plans and specifications solely by reason of the Applicant's proposed use of the lot if such use is specifically permitted pursuant to Section 5.1.

      3.8 Liability: Neither the Declarant nor the Approving Agent shall be liable for any damage, loss or prejudice suffered or claimed on account of:

           A. The approval or disapproval of any plans, drawings and specifications, whether or not defective;

           B. The construction or performance of any work, whether or not done pursuant to approved plans, drawings and specifications; or

           C.   The development of any property within Oak Creek Business
Park.

      3.9 Review Fee: An architectural review fee shall be paid to the Approving Agent as follows:

           A. At such time as Preliminary Plans pertaining to erection, placement, construction, remodeling or reconstruction of structures within the Oak Creek Business Park are submitted for approval based on the following schedule:

                (1) when the plans submitted are prepared by an architect, the architectural review fee shall be Fifty Dollars ($50);

                (2) In all other cases the architectural review fee shall be One Hundred Dollars ($100).

           B. At such time as documents required to be submitted pursuant to paragraph 3.2 above are submitted for approval, the architectural review fee shall be the sum of Fifty Dollars ($50).

      3.10 Certificate of Compliance: So long as there is an Approving Agent, such Approving Agent shall within twenty one (21) days following written request therefor by an Owner, execute and deliver to such requesting Owner a "Certificate of Compliance" stating that the lot specified by such Owner in said request for Certificate of Compliance is in compliance with Article 3 of these Restrictions, or, if such lot shall not be in compliance with Article 3 of these Restrictions, stating the nature of such non-compliance and the specific paragraph of this Article 3 with which said lot does not comply.

                                 ARTICLE 4

                        LIMITATIONS ON IMPROVEMENTS

      4.1 Utility Lines: All onsite utility transmission lines shall be placed underground.

      4.2 Coverage: No more than forty five percent (45%) of the square foot area of any M-l zoned lots shall be occupied by structures. No more than thirty five percent (35%) of the square foot area of any MPD or HS zoned lots shall be occupied by structures.

      4.3 Minimum Setback Lines: No structures, and no part thereof, shall be placed closer than fifty feet (50') from a property line fronting any street ("frontage setback area"); provided, however, no structure shall be placed closer than 20 feet (20') from any property line not fronting on any street ("interior setback area").

      4.4 Parking Areas: Each parcel shall have facilities for parking sufficient to serve the business conducted thereon without using adjacent streets therefor, and no use shall be made of the structures in any parcel which would require parking in excess of the parking spaces on said parcel. No parking spaces shall be located within, and no parking shall be permitted within, a frontage setback area adjacent to any street, except that parking shall be permitted within said setback area if such parking is screened from view from the street by landscaping consisting of shrubbery or berms extending at least forty eight inches (48") above the high point of the finished adjacent pavement in said parking area. In no case shall such parking area be closer than twenty five feet (25') from a property line fronting on any street or closer than five feet (5') from any property line not fronting on any street.

      4.5 On Street Parking. No parking shall be allowed in any public street paved areas or rights of way located in the Oak Creek Business Park. Said restriction shall be enforced by municipal ordinances of the City of Milpitas.

      4.6 Storage and Loading Areas: No loading dock, truck loading, storage area or other such facility shall be located in the front of any building or structure or within any frontage setback area or between a front of any building or structure and the street which said front faces. All exterior storage areas shall be screened by chain link fence with redwood slats, a minimum of six feet (6') in height.

      4.7 Metal Buildings: No buildings or structures constructed with corragated metal exterior walls or so-called "Butler type" buildings shall be constructed within the Oak Creek Business Park.

      4.8 Exterior Screening. All electrical and mechanical apparatus, fixtures (other than lighting fixtures but including main electrical transformers), whether roof mounted, exterior wall mounted or pad mounted at grade, including but not limited to, conduit, ducts, vents, flues and pipes located on the exterior of any structure shall be concealed from view and shall be treated in a manner acceptable to the Architectural Control Committee.

                                 ARTICLE 5

               RESTRICTIONS ON OPERATION AND USE

      5.1 Permitted Uses: Subject to compliance with these Restrictions, the following uses shall be permitted in the Oak Creek Business Park.

           A. Manufacture (including storage of raw materials and finished products therefrom) of the following:

                (1)   Pharmaceutical and cosmetic products;

                (2) Optical, electronic, timing and measuring instruments for use in research, development, business and professional facilities; and

                (3) Industrial, communication, transportation and utility equipment;

           B. Wholesaling, warehousing and distribution establishments and public utility facilities (excluding storing and warehousing of acids, chemicals, cement, plaster, petroleum products or explosive materials);

           C.   Research, experimental and engineering laboratories;

           D.   Catalog sales and mail order establishments;

           E. Establishments for the repair, cleaning and servicing of commercial or industrial equipment or products;

           F. Construction firms, but only construction firms whose activities are carried on entirely within an enclosed building and which have no construction yard on said lot;

           G. So long as there is an Approving Agent, any commercial use not specifically prohibited by Paragraph 5.3 which is first approved in writing by the Approving Agent;

           H. So long as there is an Approving Agent, any industrial or manufacturing use not specifically prohibited by Paragraph 5.3 which is first approved in writing by the Approving Agent;

           I. If there is no Approving Agent, any industrial manufacturing or commercial use permitted by the then existing zoning or other applicable land use regulations as promulgated by requisite governmental authorities, except those uses specifically prohibited by Paragraph 5.3.

      5.2 Conduct of Permitted Uses: All permitted uses shall be performed or carried out entirely within a building that is so designed and constructed. Certain activities which cannot be carried on within a building may be permitted, but only (a) so long as there is then serving an Approving Agent, if the Approving Agent specifically consents to use and the location for such activity, in writing, or (b) if there is no then serving Approving Agent, if allowed under then existing zoning or other applicable land use regulations except for uses which are specifically prohibited pursuant to Paragraph 5.3; provided, however, that in either of the foregoing situations such use shall be permitted only if (i) such activity is screened so as not to be visible from neighboring property and streets and (ii) all lighting required for such use is shielded from adjacent streets.

      5.3 Prohibited Uses: The following operations and uses shall not be permitted on any property subject to these restrictions:

            A.  Residential of any type;

            B. Trailer courts, mobile home parks or recreation vehicle camp grounds;

            C.  Junk yards or recycling facilities;

            D. Drilling for and/or the removal of oil, gas or other hydrocarbon substances (except that this provision shall not be deemed to prohibit the entry of the property below a depth of five hundred (500) feet for such purposes);

            E. Commercial excavation except in the course of approved construction;

            F.  Distillation of bones;

            G. Dumping, disposal, incineration or reduction of garbage, sewage, offal, dead animals or refuse;

            H.  Fat rendering;

            I.  Stockyard or slaughter of animals;

            J.  Cemeteries;

            K.  Refining of petroleum or of its products;

            L.  Smelting of iron, tin, zinc, or other ores;

            M.  Jail or honor farms;

            N.  Labor or migrant worker camps;

            0.  Truck, bus terminals;

            P.  Petroleum storage yards.

            Q.  Auto wrecking, auto repair or auto painting establishment.

      5.4 Emissions: No use shall be permitted to exist or operate any lot which:

            A. Emits dust, sweepings, dirt, cinders, fumes, odors, radiation, gases, vapors or discharges liquid or solid wastes or other harmful matter into the atmosphere or any stream, river or other body of water which may adversely affect (i) the health or safety of persons within the area or (ii) the use of property within the Oak Creek Business Park or (iii) vegetation within the Oak Creek Business Park, nor shall waste or any substance or materials of any kind be discharged into any public sewer serving the Oak Creek Business Park or any part thereof, in violation of any regulations of any public body having jurisdiction.

            B. Produces intense glare or heat unless such use is performed only within an enclosed or screened area and then only in such manner that the glare or heat emitted will not be discernible from any exterior lot line.

            C. Creates a sound pressure level in violation of any regulation of any public body having jurisdiction.

            D. Allows the visible emissions of smoke (outside any building) other than the exhausts emitted by motor vehicles or other transportation facilities in violation of any regulation of any public body having jurisdiction. This requirement shall also be applicable to the disposal of trash and waste materials.

            E. Creates a ground vibration that is perceptible, without instruments, at any point along any of the exterior lot lines.

      5.5 Signs: The Approving Agent may, from time to time, enact sign criteria setting forth such requirements for signs to be erected within the Oak Creek Business Park as the Approving Agent may deem desirable, which sign criteria shall become effective upon recordation thereof in the official records of Santa Clara County. All signs erected by any owner on a lot within the Oak Creek Business Park subsequent to the recoration of said sign criteria shall be in conformance with the criteria set forth therein. Except as specifically otherwise allowed in any then existing sign criteria, no sign shall be installed or erected or placed on any lot other than those signs identifying the name, business and products of the person or firm occupying the lot and those offering the lots for sale or lease. Until such time as sign criteria is enacted, all signs shall be approved by the Approving Agent prior to the installation of said signs.

      5.6 Landscaping Criteria: The Approving Agent may, from time to time, enact landscaping criteria setting forth such requirements for landscaping to be placed on or in lots located within the Oak Creek Business Park as the Approving Agent may deem desirable including, without limitation, amount of area to be plated in sod lawns or other plantings, type of plantings, placement of irrigation systems, requirements for trees and raised planter boxes, which landscape criteria shall become effective upon recordation thereof in the official records of Santa Clara County. All landscaping placed by any owner on a lot within the Oak Creek Business Park subsequent to the recordation of said landscape criteria shall be in conformance with the criteria set forth therein.

      5.7 Storage and Refuse Collection Areas:

          A. No materials, supplies or equipment, including company owned or operated trucks or motor vehicles, shall be stored in any area on a lot except inside a closed building, or behind a visual barrier screening such areas so that they are not visible from the neighboring properties or streets. No storage areas shall be maintained between a street and the front of the structure nearest such street.

          B. All outdoor refuse collection areas shall be visually screened so as not to be visible from streets and neighboring property. No refuse collection areas shall be maintained between a street and the front of the structure nearest such street.

      5.8 Condition of Property: The Owner of each lot shall at all times keep and properly maintain the premises, structures, improvements, landscaping, paving and appurtenances situate thereon in a safe, clean, sightly and wholesome condition and in a good state of repair and shall comply in all respects with all governmental, health, fire and police requirements and regulations, and shall cause to be regularly removed at its own expense any rubbish of any character whatsoever which may accumulate on such lot, and in particular and without limitation:

          A. All areas of each lot not used for structures, walkways, paved driveways, parking or storage areas shall be at all times maintained by a professional landscape engineer or gardner in a fully and well kept landscaped condition utilizing ground cover and/or shrub and tree materials. Undeveloped areas proposed for future expansion shall be maintained in a weed-free condition. An automatic under-ground landscape irrigation system shall be provided by the Owner of each lot which is sufficient to properly irrigate all landscaped areas within such lot.

          B. Parking areas shall be paved so as to provide all-weather surfaces. Each parking space shall be designated by lines painted on the paved surfaces and shall be adequate in area, and all parking areas shall provide, in addition to parking spaces, adequate driveways and space for the movement of vehicles.

      5.9 Excavation: No excavation shall be made on, and no sand, gravel, soil, or other material shall be removed from, any lot, except in connection with the construction of structures. Upon completion of such construction, exposed openings shall be backfilled to grade, and disturbed ground shall be graded level and paved or landscaped in conformity with the requirements of this Declaration.

                                 ARTICLE 6

                       APPROVALS OR VARIANCES IF NO

                          APPROVING AGENT EXISTS

      6.1 Variance by Approving Agent: So long as there shall be Approving Agent then serving, it shall have the exclusive right to grant variances from requirements set forth in Article 4 or waive entirely the restrictions set forth in said Article 4 with respect to any given lot, as the Approving Agent, in its sole discretion, shall determine is for the successful Development of the Oak Creek Business Park.

      6.2 Granting of Variance: Any variance granted here-under shall be effective upon, and only upon, the recordation of a Notice of Variance executed by the Approving Agent.

                                 ARTICLE 7

                                ENFORCEMENT

      7.1 Remedy: So long as there is an Approving Agent, it shall have the exclusive right to enforce the provisions hereof, but without liability for failure so to do. In the event that the Approving Agent shall fail to take action respecting the breach or violation of any of the provisions of this Declaration within thirty (30) days from the written demand by any Owner within the Oak Creek Business Park to take such action or if such breach or violation of this Declaration shall occur at such time as there is no Approving Agent, then any Owner of a lot within the Oak Creek Business Park shall have the right to enforce the provisions contained in this Declaration.

      7.2 Right to Enter: So long as Prudential shall be serving as the Approving Agent, Prudential, and only Prudential, in addition to any other remedy available, may, with respect to a violation or breach of the covenants to maintain as set forth in Paragraph 5.8, and only with respect to a breach or violation of the covenants to maintain as contained in paragraph 5.8, enter upon the lot on which such violation or breach shall then be occurring and take whatever action it may deem necessary to effect compliance with the provisions of said Paragraph 5.8, including without limitation making of such repairs or the performance of such required maintenance necessary to conform to the requirements imposed by these Restrictions at the expense of the Owner of said lot, provided that Prudential shall have first given to the Owner of such lot at least sixty
(60) days prior written notice of its intention to do so and then, only if, said Owner of such lot shall have failed to correct said violation or breach within said sixty (60) day period if such violation or breach was curable within sixty (60) days, or if not curable within sixty (60) days then only if such Owner shall have failed to commence and then be diligently seeking to so cure such violation or breach. In the event that Prudential shall, after having complied with the above notice requirements, enter such lot and remedy such breach or violation, the Owner of such lot shall be responsible to reimburse Prudential forthwith upon demand for all costs and expenses incurred in connection therewith ("Non-Compliance Expenses") in accordance with the provisions of this Section. Each Owner of any lot within the Oak Creek Business Park by acceptance of a deed or other conveyance whether or not it shall be so expressed in any such deed or other conveyance, is and shall be deemed to covenant and agree to pay to Prudential an assessment for any Non-Compliance Expenses incurred by Prudential in connection with such Owner's lot.

            A. Prudential shall maintain accurate books and records reflecting any Non-Compliance Expenses, and shall provide each Owner of an affected lot a statement with respect thereto. Each affected Owner shall pay Non-Compliance Expenses incurred applicable to such Owner's lot within ten (10) days of receipt of a statement. If such statement is deposited in the United States mail duly certified or registered with postage prepaid and addressed to the Owner affected thereby at his lot, the same shall be deemed received by such Owner on the fifth (5th) business day after such deposit.

            B. Any Non-Compliance Expenses assessments, together with such interest thereon and costs of collection thereof as provided hereinbelow, shall be a charge on the lot and shall be a continuing lien upon the lot against which such assessments are made. The lien shall become effective upon recordation of a notice of claim of lien as provided herein. Such assessment, together with such interest and costs, shall also be the personal obligation of the person who is the Owner of such lot at the time when the assessment, or any portion thereof, fell due but in no event shall the person who is the Owner of such lot be personally obligated for a sum in excess of Ten Thousand Dollars ($10,000) for any given violation (but without limiting the amount that may become a lien upon such lot for any given violation or the aggregate of the personal obligation for successive violations). Any personal obligation created hereunder shall not pass to such Owners successors in title unless it is expressly assumed by them but any lien created hereunder shall remain a charge against the lot except as to "bona fide purchasers or encumbrancers for value", without notice of same. No Owner may waive or otherwise escape personal liability for the personal assessment provided herein by non-use or abandonment of his lot.

            C. If any Non-Compliance Expenses assessment or any portion thereof is not paid within ten (10) days after the date due it shall bear interest from the date of delinquency at the then legal rate, and, in addition to all other legal and equitable rights or remedies, Prudential may, at its option, bring an action at law against the Owner who is personally obligated to pay the same, or upon compliance with the notice provisions set forth hereinbelow, to foreclose the lien against the affected lot, and there shall be added to the amount of such assessment or any portion thereof, the interest thereon, all costs and expenses, including reasonable attorneys fees, incurred by Prudential and in collecting the delinquent assessment. In lieu of judicially foreclosing the lien, Prudential, at its option, may foreclose such lien by proceeding under a power of sale as provided hereinbelow, such a power of sale being given to Prudential, as to each and every lot for the purpose of collecting assessments.

            D. No action shall be brought to foreclose the lien, or to proceed under the power of sale, less than thirty (30) days after the date that a notice of claim of lien, executed by Prudential, is recorded, stating the amount claimed (which may include interest and cost of collection, including reasonable attorneys' fees), a good and sufficient legal description of the lot being assessed, the name of the record Owner or reputed Owner thereof, and the name and address of Prudential as claimant. A copy of said notice of claim shall be deposited in the United States mail, certified or registered, with postage prepaid, to the Owner of said lot.

            E. Any such sale provided for above shall be conducted in accordance with Sections 2924, 2924(b), and 2924(c) of the Civil Code of the State of California, applicable to the exercise of powers of sale in mortgages and deeds of trust, or in any other manner permitted or provided by law. Prudential shall have the power to bid on the lot at the foreclosure sale, and to acquire and hold, mortgage and convey the same.

            F. Upon the timely curing of any default for which a notice of claim of lien was recorded by Prudential, Prudential is hereby authorized to file or record, as the case may be, an appropriate release of such notice, upon payment by the defaulting Owner of a fee to be determined by Prudential but not to exceed Five Hundred Dollars ($500), to cover the costs of preparing and filing or recording such release together with the payment of such other costs, interest or fees as shall have been incurred.

            G. The assessment lien and the rights to foreclosure and sale thereunder shall be in addition to and not in substitution for all other rights and remedies which Prudential may have hereunder, at law or in equity.

      7.3 Result of Violation: The result of every action or omission whereby the provisions of this Declaration are violated in whole or in part is hereby declared to be and to constitute a nuisance, and every remedy allowed by law or equity shall be available to any Owner of any lot within the Oak Creek Business Park.

      7.4 Attorney's Fees: In any legal or equitable proceeding for the enforcement of the provisions of this Declaration, whether it be an action for damages, declaratory relief or injunctive relief, the losing party or parties shall pay the attorneys' fees of the prevailing party or parties, in such reasonable amount as may be fixed by the court in such proceedings, or in a separate action brought for that purpose. The prevailing party shall be entitled to said attorneys' fees, even though said proceeding is settled prior to judgment.

      7.5 Remedies Cumulative: All remedies provided herein, or at law or in equity shall be cumulative and not exclusive.

      7.6 Waiver: Failure by the Approving Agent to enforce the provisions of this Declaration shall in no event be deemed a waiver of the right to do so thereafter, nor of the right to enforce any other covenants or restrictions herein, nor of the rights of other Owners of the property within the Oak Creek Business Park to enforce same.

      7.7 Prudential: For purposes of this Article 7 the term "Prudential" shall include Prudential's authorized employees.


                                 ARTICLE 8

                     DURATION, MODIFICATION AND REPEAL

      8.1 Duration of Restrictions: These Restrictions shall continue and remain in full force and effect at all times with respect to all property, and each part thereof, now or hereafter made subject to these Restrictions (subject, however, to the right to amend and repeal as provided for herein) until 2039.

      8.2 Termination and Modifications: This Declaration or any provision thereof, or any covenant, condition or restriction contained herein, may be terminated, extended, modified or amended, as to the whole of the Oak Creek Business Park upon the written consent of the Owners of sixty-six and two-thirds percent (66-2/3%) of the total square footage of the land area contained within the Oak Creek Business Park (exclusive of dedicated public streets); provided, however, that so long as Prudential is the Approving Agent, no such termination, extension or modification or amendment shall be effective without the written approval of Prudential. No such termination, extension, modification or amendment shall be effective until a proper instrument in writing describing such termination, extension, modification or amendment has been executed by the requisite number of Owners and by Prudential and recorded.


                                 ARTICLE 9

                         MISCELLANEOUS PROVISIONS

      9.1 Constructive Notice and Acceptance: Every person who now or hereafter owns, occupies or acquires any right, title or interest in or to any portion of the property made subject to these Restrictions is and shall be conclusively deemed to have consented and agreed to every covenant, condition and restriction contained herein, whether or not any reference to this Declaration is contained in the instrument by which such person acquired an interest in said property.

      9.2 Waiver of Liability: Neither the Declarant nor the Approving Agent shall be liable to any Owner, lessee, licensee, or occupant of land subject to this Declaration by reason of any mistake in judgment, negligence, nonfeasance, action or inaction or for the enforcement or failure to enforce any provision of this Declaration. Every Owner, lessee, licensee or occupant of any of said property by acquiring his interest therein agrees that he will not bring any action or suit against prudential or any other Approving Agent to recover any such damages from or to seek equitable relief against the Declarant by reason of same.

      9.3 Rights of Mortgagee: No breach of the Restrictions and other provisions contained herein, or any enforcement thereof, shall defeat or render invalid the lien of any mortgage or deed of trust now or hereafter executed upon land subject to these Restrictions; provided, however, that if any portion of said property is sold under a fore-closure of any mortgage or under the provisions of any deed of trust, any purchaser at such sale and his successors and assigns shall hold any and all property so purchased subject to all of the Restrictions and other provisions of this Declaration. Any notice of claim of lien recorded pursuant to paragraph
7.2 hereof shall take its priority vis-a-vis other encumbrances as of the date of its recordation

      9.4 Paragraph Headings: Paragraph headings, where used herein, are inserted for convenience only and are not intended to be a part of this Declaration or in any way to define, limit or describe the scope and intent of the particular paragraphs to which they refer.

      9.5 Effect of Invalidation: If any provision of this Declaration is held to be invalid by any Court, the invalidity of such provision shall not effect the validity of the remaining provisions hereof.

IN WITNESS WHEREOF, the undersigned have executed this Declaration the day and year first above written.


                                  THE PRUDENTIAL INSURANCE COMPANY
                                  OF AMERICA

                                  By  /s/ A.K. Jacobson
                                          --------------
                                          A.K. Jacobson
Dated: 6/1/79                     Title   Regional Vice-President

                            EXHIBIT "A"

All that certain real property in the City of Milpitas, County of Santa Clara, State of California, described as:

All of Parcel 1, Parcel 2, Parcel 3, Parcel 4, Parcel 5, Parcel 6 and Parcel 8, as shown on that certain Parcel Map filed for record on May 17, 1979 in Book 441 of Maps at pages 41 and 42 in the office of the Recorder of the County of Santa Clara, State of California.

               ALL THAT CERTAIN REAL PROPERTY IN THE CITY OF MILPITAS, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

                                   PARCEL ONE


         ALL OF PARCEL 1, AS SHOWN UPON THAT CERTAIN MAP ENTITLED, "PARCEL MAP BEING; A RESUBDIVISON OF PARCEL 3 AS SHOWN ON MAP ENTITLED 'PARCEL MAP' RECORDED IN BOOK 463 OF MAPS AT PAGES 27 & 28, SANTA CLARA COUNTY RECORDS", WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, ON APRIL 17, 1981 IN BOOK 483 OF MAPS AT PAGES 5 AND 6.


                                   PARCEL TWO

         AN EASEMENT FOR THE PURPOSE OF INGRESS AND EGRESS, BEING THE SOUTHEASTERLY 13.00 FEET OF THE MOST EASTERLY 58.34 FEET OF PARCEL 5, AS SHOWN UPON THAT CERTAIN MAP ENTITLED, "PARCEL MAP BEING A RESUBDIVISION OF PARCEL 3 AS SHOWN ON MAP ENTITLED 'PARCEL MAP' RECORDED IN BOOK 463 OF MAPS AT PAGES 27 & 28, SANTA CLARA COUNTY RECORDS", WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, ON APRIL 17, 1981 IN BOOK 483 OF MAPS AT PAGES 5 AND 6.

                           EXHIBIT C


                     WORK LETTER AGREEMENT

          In connection with the Tenant Improvements to be installed in the Premises the parties hereby agree as follows:

          1. Plan and Specifications. Tenant shall prepare and submit to Landlord for Landlord's review and approval a space plan for Tenant's proposed Tenant Improvements to the Premises. Within five (5) business days after receipt of Tenant's space plan, Landlord shall notify Tenant of Landlord's approval or disapproval thereof, specifying in reasonable detail the basis for Landlord's disapproval, if applicable. Tenant shall retain a licensed architect for the completion of final working architectural and engineering plans and specifications for the interior improvements based upon the approved space plan ("Final Plans and Specifications"). Within ten (10) business days after Landlord's receipt of the Final Plans and Specifications, Landlord shall notify Tenant of Landlord's approval or disapproval thereof, specifying in reasonable detail the basis for Landlord's disapproval, if applicable. No revisions to the approved Final Plans and Specifications shall be made by Tenant unless approved in writing by Landlord.

          2.   Permits and Approvals.  Tenant shall be
responsible for obtaining all necessary permits and approvals (including the building and occupancy permits) and other authorizations from the City of Milpitas or other governmental agencies in connection with the construction of the Tenant Improvements. The cost of all such permits and approvals, including inspection, outside plan check, and other building fees required to obtain any such permits, shall be paid from the Tenant Improvement Allowance.

          3. Construction and Work Quality. Once the Final Plans and Specifications have been approved by Landlord, Tenant will obtain subcontractor trade bids and furnish a cost breakdown to Landlord. The general contractor selected by Tenant for construction of the Tenant Improvements shall be subject to Landlord's approval, which shall not be unreasonably withheld or delayed. Tenant shall complete construction of the Tenant Improvements in a good and workmanlike manner with new materials of good quality, in accordance with the Final Plans and Specifications approved by Landlord, and in compliance with all applicable laws. Tenant shall keep Landlord fully informed of all progress and shall allow representatives of Landlord to observe, inspect and monitor the construction of the Tenant Improvements. Tenant shall arrange for the Tenant Improvements to be fully warranted (labor and materials) by the general contractor, sub-contractor, or appropriate supplier, as the case may be, for a period of one (1) year after the completion thereof. Prior to commencement of construction of the Tenant Improvements Tenant shall deliver to Landlord (i) a current financial statement of Tenant (if not delivered previously), and
(ii) a certification by the general contractor listing all contractors, subcontractors and suppliers to be employed in connection with the Tenant Improvements. Tenant shall deliver to Landlord a copy o the building permit obtained by Tenant for the Tenant Improvements upon receipt of the permit from the City of Milpitas.

          4.   Payment of Tenant Improvements Cost.

               (a)  Landlord shall provide Tenant with an
allowance for the planning and construction of the Tenant Improvements in the amount of One Hundred Forty-Five Thousand One Hundred Fifty-Two Dollars ($145,152.00) ("Tenant Improvements Allowance"). The Tenant Improvements Allowance shall be the maximum contribution by Landlord for the Tenant Improvements
Cost, as defined in Paragraph 4.   Any Tenant Improvements Costs
in excess of the Tenant Improvements Allowance shall be paid by Tenant directly to the general contractor.

               (b) Landlord shall pay the Tenant Improvements Allowance to Tenant within thirty (30) days after a Notice of Completion has been recorded for the Tenant Improvements, and Landlord has received all of the following: (i) an Unconditional Waiver and Release upon Final Payment in the form attached as Exhibit C-1 from Tenant's general contractor and each subcontractor and supplier; (ii) an estoppel certificate executed by Tenant in the form of Exhibit C-2; (iii) a letter executed by Tenant's architect certifying that the Tenant Improvements have been completed in accordance with the Final Plans and Specifications; (iv) an unconditional certificate of occupancy or other evidence that the Premises improved with the Tenant Improvements are approved for occupancy by the City of Milpitas;
(v) an accounting that reconciles the disbursements made to the general contractor and each subcontractor and supplier that has received payment with the sums remitted to Tenant for the Tenant Improvements; and (vi) an Application and Certification for Payment (AIA Document G702) for the Tenant Improvements, executed by the general contractor, and/or any subcontractor or vendor, and the architect together with copies of all bills, vouchers and invoices supporting all costs included in the application. If Landlord fails to pay the Tenant Improvements Allowance to Tenant within such 30-day period, Tenant shall have the right to offset any portion of the Tenant Improvements Allowance that is due and unpaid against the Rent payable under the Lease.

          5. Tenant Improvements Cost. The Tenant Improvements Allowance may be used to pay for all costs incurred by Tenant in connection with the construction of the Tenant Improvements , which costs ("Tenant Improvements Costs") shall include, but not be limited to:

               (a)  All costs of preliminary and final
architectural and engineering plans and specifications for the Tenant Improvements, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

               (b) All costs of obtaining building permits and other necessary authorizations from the City of Milpitas;

               (c)  All costs of interior design and finish
schedule plans and specifications including as-built drawings;
and

               (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises.

In no event shall the Tenant Improvements Cost include any costs of procuring, constructing or installing in the Premises any of Tenant's Personal Property, but may include costs for telephone, telecommunications and computer cabling and wiring.

          6. Insurance. During construction of the Tenant Improvements, Tenant shall be required to carry (or cause its contractor to carry) workers' compensation insurance in the statutory limits, builder's all-risk insurance, and liability insurance satisfying the requirements of Paragraph 21 of the Lease.

UNCONDITIONAL WAIVER AND RELEASE UPON FINAL PAYMENT

         NOTICE: THIS DOCUMENT WAIVES RIGHTS UNCONDITIONALLY AND STATES THAT YOU HAVE BEEN PAID FOR GIVING UP THOSE RIGHTS. THIS DOCUMENT IS ENFORCEABLE AGAINST YOU IF YOU SIGN IT, EVEN IF YOU HAVE NOT BEEN PAID. IF YOU HAVE NOT BEEN PAID, USE A CONDITIONAL RELEASE FORM.

         The undersigned has been paid in full for all labor, services, equipment or material furnished to ______________ on the job of __________, a California limited partnership, located at
    ______________, California and does hereby waive and release any right to a mechanic's lien, stop notice, or any right against a labor and material bond on the job.


    Dated:___________________        ______________________
                                          (Company Name)

                                     By ___________________
                                     Its __________________
                                           (Title)



                                EXHIBIT C-1

    Teachers Insurance and Annuity
      Association of America
    730 third Avenue
    New York, NY  10017

    Re:  Address
    Your Appl. #

    Gentlemen:

          It is our understanding that you have committed to place a mortgage upon the subject premises and as a condition precedent thereof have required this certification by the undersigned.

          The undersigned, as Lessee, under that certain lease dated
    , made with         , as Lessor, hereby ratifies the said lease and
    certifies that:

          1. the undersigned has entered into occupancy of the premises described in said lease on ________________; and,

          2. the undersigned is presently open and conducting business with the public in the premises; and,

          3. the operation and use of the premises do not involve the generation, treatment, storage, disposal or release of a hazardous substance or a solid waste into the environment in violation of applicable laws and that the premises are being operated in accordance with all applicable environmental laws, zoning ordinances and building codes; and

          4. the minimum rental in the annual amount of $______ was payable in accordance with paragraph 4.A. of the Lease and,

          5. the said lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (except by
    agreement(s) dated             ), and neither party thereto is in
    default thereunder except as follows:___________________________

                          EXHIBIT D


                  COMMENCEMENT DATE MEMORANDUM


LANDLORD:      Callahan-Pentz Properties, McCarthy Four

TENANT:        C-Cube Microsystems, Inc.

LEASE DATE:    July 8, 1996

PREMISES:      575 Cottonwood Drive
               Milpitas, CA 95035

          Pursuant to Paragraph 4.A. of the above referenced

Lease, the Commencement Date is hereby established as

_________________.



                              TENANT:

Dated____________________     C-Cube Microsystems, Inc., a
                              California corporation

                              By____________________________

                              Its___________________________

                              By____________________________

                              Its___________________________


                              LANDLORD:

Dated____________________     Callahan-Pentz Properties, McCarthy
                              Four, a California general
                              partnership

                              By____________________________
                                  George B. Pentz,
                                  Managing General Partner

                               EXHIBIT E


RECORDING REQUESTED BY AND WHEN RECORDED RETURN TO:

  Teachers Insurance and Annuity
  Association of America
  730 Third Avenue
  New York, NY 10017
  Attn: ___________




                         SUBORDINATION OF MORTGAGE


     TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Mortgagee") as owner and holder of a certain promissory note dated December 27, 1991 in the original principal sum of Forty-Two Million and no/100ths Dollars ($42,000,000.00) and of a certain Deed of Trust and Assignment of Rents and Fixture Filing of even date therewith and securing said note, recorded as Instrument No.11183964 in the Official Records, Santa Clara County, California, now a first lien upon the premises ("Premises") more particularly demised and described in that certain Lease dated July 8, 1996 (the "Lease") by and between Callahan-Pentz Properties, McCarthy Four, a California general partnership, as Landlord, and C-Cube Microsystems, Inc. a California corporation, as Tenant, and upon other property, in consideration of such leasing and of the sum of One ($1.00) Dollar and other good and valuable consideration, receipt of which is hereby acknowledged,

     DOES hereby covenant and agree that said Deed of Trust shall be and the same is hereby made SUBORDINATE to the Lease with the same force and effect as if the Lease, including all amendments thereto, had been executed, delivered and recorded prior to the execution, delivery and recording of said Deed of Trust;

     EXCEPT, HOWEVER, that this Subordination shall not affect nor be applicable to and does hereby expressly exclude:

          (a) The prior right, claim and lien of said Deed of Trust in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the Premises, and to the right of disposition hereof in accordance with the provisions of said Deed of Trust;

          (B) The prior right, claim and lien of said Deed of Trust in, to an upon any proceeds payable under all policies of fire and rent insurance upon the Premises and as to the right of disposition thereof in accordance with the terms of said Deed of Trust; and

          (c) Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of said Deed of Trust and the execution of the Lease, or any lien or judgment which may arise at any time under the terms of the Lease.

     This Subordination shall inure to the benefit of and shall be binding upon the undersigned, its successors and assigns.

     IN WITNESS WHEREOF, this Subordination has been duly signed and
delivered by the undersigned this _____ day of              , 1996.


                                  TEACHERS INSURANCE AND ANNUITY
                                  ASSOCIATION OF AMERICA

                                  By________________________

                                  Its______________________

                                  By________________________

                                  Its______________________

                            TENANT'S AGREEMENT


          The undersigned, as Tenant under the Lease herein described, does hereby accept and agree to the terms of the foregoing Subordination, which shall inure to the benefit of and be binding upon the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.

          The undersigned further agrees not to subordinate such Lease, or make such Lease subject, to any mortgage or deed of trust other than a first mortgage or deed of trust.


                                       TENANT

                                   C-CUBE MICROSYSTEMS, INC.,
                                   a California corporation

                                   By______________________

                                   Its______________________
STATE OF CALIFORNIA      )
                         )ss.
COUNTY OF SANTA CLARA    )


On June _____, 1996, before me ,
_______________________________________________, personally appeared
__________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.